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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant [  ]

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Janus Capital Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 3, 2003

Dear Shareholder:

      We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the Hyatt Regency Hotel, 1750 Welton Street, Denver, Colorado, on Thursday, May 8, 2003, at 10:00 a.m.

      At the meeting, you will be asked to vote on proposals to elect three directors, approve a performance-based management incentive compensation plan, approve performance measures under a long term incentive stock plan, ratify the appointment of our accountants, and consider other business as may properly come before the meeting.

      Enclosed is a notice of the Annual Meeting, Proxy Statement and proxy card, along with a copy of our Annual Report for the 2002 fiscal year.

      We encourage you to read the enclosed Proxy Statement and vote promptly. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

Sincerely,

LANDON ROWLAND
Chairman of the Board

PROXY STATEMENT
ITEM 1 -- ELECTION OF DIRECTORS
ITEM 2 -- APPROVAL OF JANUS CAPITAL GROUP INC. MANAGEMENT INCENTIVE COMPENSATION PLAN
ITEM 3 -- APPROVAL OF PERFORMANCE MEASURES UNDER JANUS CAPITAL GROUP INC. 1998 LONG TERM INCENTIVE COMPENSATION PLAN AS AMENDED
ITEM 4 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
STOCK OWNERSHIP
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
HOUSEHOLDING
APPENDIX A
APPENDIX B
APPENDIX C

JANUS CAPITAL GROUP INC.

100 Fillmore Street
Denver, Colorado 80206

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

       The Annual Meeting of Shareholders of Janus Capital Group Inc. will be held at the Hyatt Regency Hotel, 1750 Welton Street, Denver, Colorado, on Thursday, May 8, 2003, at 10:00 a.m., to:

1.	Elect three directors to the Board of Directors for a three-year term;

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan;

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan as amended;

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants; and

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting was the close of business on March 11, 2003. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

By order of the Board of Directors

THOMAS A. EARLY
Vice President, General Counsel,
Chief Corporate Affairs Officer and Secretary

Denver, Colorado

April 3, 2003

Please complete, sign, and return your proxy card in the enclosed envelope; or, if you hold your shares in street name (through a broker or nominee), you may also submit your voting instructions by telephone or the Internet as instructed by such broker or nominee.

JANUS CAPITAL GROUP INC.

100 Fillmore Street
Denver, Colorado 80206

PROXY STATEMENT

       This Proxy Statement, which was first mailed to shareholders on or about April 3, 2003, is being sent to you in connection with the solicitation of proxies by the Board of Directors of Janus Capital Group Inc. for the Annual Meeting of Shareholders to be held on Thursday, May 8, 2003, at 10:00 a.m. In this Proxy Statement, we may refer to Janus Capital Group Inc. as the “Company,” “Janus,” “we” or “us.”

Voting Information

Record Date

      The record date for the Annual Meeting was March 11, 2003. You may vote all shares of the Company’s common stock that you owned as of the close of business on that date. On March 11, 2003, 223,497,233 shares of common stock were outstanding. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

How to Vote

      You may vote by proxy or in person at the Annual Meeting. You may vote by proxy even if you plan to attend the Annual Meeting.

      Voting by proxy. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you hold your shares through a securities broker or nominee (that is, in “street name”), you may vote your shares by proxy in the manner prescribed in the voting form provided to you by such broker or nominee. Many brokers and nominees permit proxy voting by telephone and Internet.

      Voting at the Annual Meeting. Submitting your proxy prior to the Annual Meeting does not limit your right to vote in person at the Annual Meeting if you should later decide to do so. If you should wish to vote in person at the Annual Meeting, we will pass out written ballots for such purpose as requested; however, if you hold your shares in street name, you must obtain a legal proxy from your broker or nominee and bring it to the Annual Meeting to vote in person at the Annual Meeting.

Revoking Your Proxy

      You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (1) delivering a written notice of revocation to Thomas A. Early, Vice President, General Counsel, Chief Corporate Affairs Officer and Secretary, Janus Capital Group Inc., 100 Fillmore Street, Denver, Colorado 80206, (2) completing, signing, and submitting a new proxy card with a later date, or (3) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

Returning Your Proxy Without Indicating Your Vote

      If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: FOR the election of the nominees for director named below, FOR the approval of the Janus Capital Group Inc. Management Incentive Compensation Plan, described below, FOR the approval of the performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan as amended, FOR the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as independent accountants of the Company for 2003, and at the discretion of the person voting the proxy on any other matter properly brought before the Annual Meeting.

Withholding Your Vote or Voting to Abstain

      In the election of directors, you can withhold your vote for any or all of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. With regard to the other proposals, you can vote to abstain. If you vote to abstain, your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal.

Street Name Shares May be Voted Even If You Do Not Submit Your Proxy or Attend the Annual Meeting

      Many shareholders hold stock in street name through a broker-dealer or other nominee. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Under the rules of the New York Stock Exchange (“NYSE”), NYSE member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement at their discretion. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no effect on the outcome of any matter voted on at the Annual Meeting.

Votes Required to Conduct Business at the Annual Meeting

      We need a majority of the shares of common stock outstanding on March 11, 2003, present, in person or by proxy, to conduct business at the Annual Meeting.

Votes Required to Elect Directors and to Adopt Other Proposals

      The three nominees for director receiving a plurality (that is, the greatest number) of votes at the Annual Meeting will be elected as directors.

      The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the Janus Capital Group Inc. Management Incentive Compensation Plan, approval of the performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan, as amended, and ratification of the appointment of Deloitte & Touche as independent accountants of the Company for 2003.

Other Matters to be Decided at the Annual Meeting

      All of the matters we knew about as of April 3, 2003, to be brought before the Annual Meeting are described in this Proxy Statement. If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy and in this Proxy Statement, the persons appointed by the Company to vote the proxies would vote on such matters at their discretion.

Postponement or Adjournment of the Annual Meeting

      If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and may be voted at the postponed or adjourned meeting in the manner described in this Proxy Statement. You would still be able to revoke your proxy until it was voted.

Special Instructions Apply for Employee Plan Shares

      Participants in the Employee Stock Ownership Plans (“ESOPs”) of the Company, Kansas City Southern Industries, Inc. (“KCSI”) and DST Systems, Inc. (“DST”) are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of these ESOPs how to vote the shares of Company common stock held on behalf of the participant. The trustee of each ESOP must receive your voting instructions for the common stock allocated to your ESOP account before May 6, 2003. If the trustee does not receive your voting instructions before that date, it will vote those shares as well as any shares held by the respective ESOP that are not allocated to participant accounts, subject to the requirements of the Employee Retirement Income

Security Act of 1974, as amended, in the same proportion as the votes that it receives for the allocated shares held by the respective ESOP.

      On March 11, 2003, there were 2,337,076 outstanding Company shares in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan (“Company ESOP”), 1,641,773 outstanding Company shares in the KCSI ESOP and 2,321,050 outstanding Company shares in the DST ESOP.

Cost of Proxy Solicitation

      The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and Georgeson Shareholder Communications Inc. may solicit your proxy by telephone or other means. The Company will pay Georgeson Shareholder Communications Inc. a fee of $12,000 plus expenses and will reimburse brokers for costs they incur in mailing proxy materials.

ITEM 1 — ELECTION OF DIRECTORS

      Our Board of Directors currently has nine directors, divided into three classes. Members of each class serve for a three-year term. Shareholders elect one class of directors at each annual meeting.

      The Board has nominated Messrs. Robert N. Burt, Landon H. Rowland, and Steven L. Scheid for election as directors of the Company for a term ending at the 2006 Annual Meeting. Messrs. Burt, Rowland, and Scheid are current directors of the Company and have each indicated to the Company that they would serve if elected. We do not anticipate that any of Messrs. Burt, Rowland, or Scheid would be unable to stand for election, but if that were to happen, your proxy would be voted for another nominee or substitute director proposed by the Board.

Information About Nominees and Other Directors

Nominees for Election to the Board of Directors for a Three-year Term Expiring in 2006

      Robert N. Burt, age 65, has been a director of the Company since March 2003. He served as the Chairman and Chief Executive Officer of FMC Corporation from November 1991 until retiring in 2001. Mr. Burt also served as the President of FMC Corporation from March 1990 through October 1993, Executive Vice President from September of 1988 through March 1990, and general manager of FMC Corporation’s Defense Systems Group from 1983 to September 1988. Mr. Burt is also a director of Pfizer Inc. and Phelps Dodge Corporation.

      Landon H. Rowland, age 65, has been Chairman of the Board of the Company since June 2000. He served as President and Chief Executive Officer of the Company from June 2000 until December 2002. Mr. Rowland is a director of KCSI and was Chairman of the Board of KCSI from May 1997 to December 2000, President of KCSI from July 1983 to July 2000 and Chief Executive Officer of KCSI from January 1987 to July 2000.

      Steven L. Scheid, age 49, has been a director of the Company since December 2002. He was Vice Chairman of The Charles Schwab Corporation and president of the Schwab Retail Group from 2000 to 2002. He also served as the firm’s Chief Financial Officer from 1996 through 1999 and was Chief Executive Officer of Charles Schwab Investment Management from 1998 to 2000. From 2001 to 2002, Mr. Scheid served as the Federal Reserve Bank of San Francisco’s representative on the Federal Advisory Council in Washington, D.C., which advises the Federal Reserve System on economic, banking and regulatory issues. Mr. Scheid is also a director of The PMI Group, Inc. and Auto Desk, Inc.

      The Board of Directors recommends a vote FOR the election of each of the nominees.

Directors Continuing in Office — Terms Expiring in 2004

      G. Andrew Cox, age 59, has been a director of the Company since October 2002. He has been an adjunct professor at the Daniels College of Business, University of Denver since 1995. He served as vice president of investments and portfolio manager at Founders Family of Mutual Funds from 1977 to 1988, and as portfolio and security analyst for Berger Associates from 1972 to 1976. Mr. Cox is also a director of Montgomery Partners and a trustee of The Montgomery Funds, The Montgomery Funds II, and The Montgomery Funds III.

      James P. Craig, age 46, has been a director of the Company since October 2002. He is a principal of Opportunity Capital, a charitable trust foundation. He served as Vice Chairman and Chief Investment Officer of Janus Capital Corporation (“JCC”) (previously a subsidiary of the Company) from 1995 through September 2000 and as portfolio manager from 1986 through 2000.

      Helen Y. Hayes, age 40, has been a director of the Company since October 2002. Ms. Hayes is the Managing Director of Investments and a portfolio manager at a subsidiary of the Company, Janus Capital Management LLC (“JCM”), although she is not an executive officer of the Company. In her capacity as Managing Director of Investments and a portfolio manager, Ms. Hayes is compensated primarily based on the revenues and performance of the funds she manages on a basis consistent with the compensation of other portfolio managers. She is also entitled to severance and other benefits comparable to other portfolio managers. A copy of Ms. Hayes’ employment agreement is attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. Prior to becoming Managing Director of Investments for JCM in April of 2002, Ms. Hayes had served as Vice President and portfolio manager at JCM from April 1993 through March 2002. Ms. Hayes’ sister, Claire Young, is employed by JCM as a portfolio manager.

Directors Continuing in Office — Terms Expiring in 2005

      Paul F. Balser, age 61, has been a director of the Company since June 2000. He has been a partner of Ironwood Partners, LLC of New York, New York, since December 2000, and a partner of Generation Partners, L.P. of Greenwich, Connecticut, since August 1995. Both are investment firms specializing in privately negotiated equity transactions. He was a partner of Centre Partners, L.P., New York, New York, from September 1986 through July 1995, which also specialized in privately negotiated equity and venture capital investments. Mr. Balser is also a director of Tweedy, Browne Funds Inc., New York, New York, as well as a number of private companies. Mr. Balser was a director of Carbide/ Graphite Group, Inc., from 1988 until 2002, KCSI from 1990 until 2000, DST Systems, Inc. from 1982 until 1990, and Scientific Games, Inc. from 1991 through 1999.

      Robert Skidelsky, age 64, has been a director of the Company since January 2001. Lord Skidelsky has been the Chairman of The Social Market Foundation, London, England, since 1992. He has also served as Chair of Political Economy at Warwick University, Coventry, England, since 1990. Lord Skidelsky is a fellow of the British Academy and an honorary fellow of Jesus College, Cambridge University, Cambridge, England. Lord Skidelsky was named to the United Kingdom Parliament’s House of Lords in 1991, and from 1998 to 1999 served as Principal Opposition Spokesman on Treasury Affairs, House of Lords.

      Mark B. Whiston, age 41, has been a director of the Company since October 2002 and has served as Chief Executive Officer and President of the Company since January 1, 2003. He previously served as President of Retail and Institutional Services for JCM (and JCC prior to the formation of JCM) from November 2000 to September 2002 and as Vice President and Chief Marketing Officer for JCC from March 1991 until November 2000.

Board of Directors Meetings and Committees

      The Board of Directors met 10 times during the 2002 fiscal year. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings in 2002 of the Board of Directors (held during the period during which he or she was a director), and (ii) the total number of meetings in 2002 of all committees of the Board on which he or she served (held during the period during which he or she was a director).

      The Board’s current standing committees include the following:

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed in 2003 and consists of four directors appointed by the Board of Directors to serve one-year terms. Each member of the Committee meets the independence requirements of the NYSE and any applicable standards of independence under federal securities laws. The Committee assists the Board of Directors in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices. The functions performed by the Committee include (i) identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of shareholders; (ii) reviewing the qualifications and independence of the members of the Board and various committees on a regular periodic basis; (iii) recommending to the Board corporate governance guidelines and reviewing such guidelines on a regular basis to confirm that such guidelines and the Committee’s charter remain consistent with sound corporate governance practices and with any legal, regulatory or NYSE requirements; and (iv) leading the Board in its annual review of the Board’s performance. The Committee operates pursuant to a written charter which was adopted by the Board of Directors. The members of the Nominating and Corporate Governance Committee are Paul F. Balser, Robert N. Burt, G. Andrew Cox, and James P. Craig.

A shareholder who desires to make a recommendation of a director-nominee should send a written statement of the qualifications of the recommended individual to Thomas A. Early, Vice President, General Counsel, Chief Corporate Affairs Officer and Secretary, Janus Capital Group Inc., 100 Fillmore Street, Denver, Colorado 80206, in conformity with the time and other limitations referenced in “Shareholder Proposals for the 2004 Annual Meeting,” below.

Audit Committee. The Audit Committee consists of four directors appointed by the Board and operates pursuant to a written charter adopted by the Board which is attached as Appendix A to this Proxy Statement. The Committee assists the Board in monitoring (i) the integrity of the financial statements of the Company; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) the compliance by the Company with legal and regulatory requirements. The Committee has the sole authority to appoint or replace the Company’s independent auditor. It is also directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent auditor reports directly to the Committee. The Committee also preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) performed for the Company by its independent auditor, subject to certain de minimis exceptions for non-audit services permitted under applicable law. The members of the Audit Committee are Paul F. Balser, Robert N. Burt, Steven L. Scheid, and Robert Skidelsky, each of whom meets the independence and experience requirements of the NYSE. The Audit Committee met six times during the 2002 fiscal year.

Compensation Committee. The Compensation Committee consists of three directors appointed by the Board of Directors to serve one-year terms. The Compensation Committee has the power to authorize and determine all compensation for the officers and supervisory employees of the Company; to administer the incentive compensation plans of the Company in accordance with the powers and authority granted in such plans; to determine any incentive allowances to be made to officers and staff of the Company; to administer all stock option plans, stock purchase plans and other equity ownership, compensation, retirement and benefit plans of the Company; to approve the performance-based compensation of individuals pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and to administer all other matters relating to the compensation or benefits of the Company. The members of the Compensation Committee are Paul F. Balser, G. Andrew Cox, and Steven L. Scheid. The Compensation Committee met seven times during the 2002 fiscal year.

Executive Sessions of the Board of Directors

      The Board of Directors has determined that the members of the Board who are neither officers nor employees of the Company shall convene periodic executive sessions without participation by directors who are officers or employees. These executive sessions may include directors who do not meet NYSE independence requirements. The purpose of these sessions is to promote open discussion among directors who are not officers or employees and provide an opportunity for such directors to candidly address concerns about the Company as well as the performance of the Board itself.

Director Compensation

      Members of the Board of Directors who do not receive compensation as officers or employees of the Company receive an annual retainer of $50,000, plus a fee of $2,000 for each meeting of the Board of Directors attended ($1,000 for telephonic participants) and a fee of $1,500 for attendance at any committee meeting ($750 for telephonic participants). The chairman of a committee receives an additional annual retainer of $15,000. In addition, all members of the Board of Directors are reimbursed for reasonable travel expenses in connection with attending Board of Directors and committee meetings. Directors also receive a restricted stock grant, valued at approximately $100,000 on an annual basis immediately following each annual meeting of shareholders as well as a one-time restricted stock grant valued at approximately $200,000 upon joining the Board. The annual restricted stock grant vests immediately and the one-time restricted stock grant vests ratably over a three-year period.

ITEM 2 —	APPROVAL OF JANUS CAPITAL GROUP INC. MANAGEMENT INCENTIVE COMPENSATION PLAN

      We are asking our shareholders to approve our Management Incentive Compensation Plan. It is the Company’s belief that, upon approval by the shareholders of the Management Incentive Compensation Plan, amounts payable under the plan to the participants whose compensation is subject to the $1 million limitation on deductibility under Section 162(m) of the Code will be fully deductible by the Company. It is also the Company’s belief that the Management Incentive Compensation Plan supports the Company’s objective of paying for performance which increases shareholder value.

      The following description explains the material terms of the plan. It is qualified in its entirety by reference to the terms of the plan, a copy of which is attached to this Proxy Statement as Appendix B.

      Purpose. The plan is intended to provide a significant and variable economic opportunity to selected officers and employees of the Company and its subsidiaries.

      Eligibility. Generally, each employee of the Company who is or is expected by the committee to be a “covered employee” within the meaning of Section 162(m)(3) of the Code for the year in which the Company expects to be entitled to a federal income tax deduction for the bonus payable to such employee and any other key employee who the committee designates as a participant is eligible to participate in the plan. We expect that the number of employees selected to participate in the plan will be approximately six.

      Administration. The plan is administered by the Compensation Committee of our Board of Directors or such other committee of non-employee directors designated by our Board. The committee administering the plan is referred to in this plan description as the “committee.” Only non-employee directors within the meaning of Section 162(m) of the Code may be members of the committee, and the committee must have at least two members. Any determinations made by the committee in connection with the plan will be final and binding on the Company, its affiliates, subsidiaries and their respective shareholders and each participant in the plan.

      Measurement Period. Bonuses under the plan will be earned based upon the achievement of performance goals over a specified measurement period. The “measurement period” will be the Company’s fiscal year, unless a shorter period is otherwise selected and established by the committee at the time the performance goals are established.

      Performance Goals. The “performance goals” for bonuses under the plan must be established by the committee and will be based on one or more of the following criteria: stock price, fund performance, market share, gross or net sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, net income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income, pre-tax margin, pre-tax income and/or levels of cost savings. Performance goals may be established in respect of the Company or any of its subsidiaries, affiliates, business units or divisions and/or the Company’s or any of its subsidiaries’, affiliates’, business units’ or divisions’ worldwide, regional or country specific operations (or any combination of the foregoing). Performance goals will specify whether they are to be measured relative to budgeted or other internal goals, operations, performance or results of the Company and/or any of its subsidiaries, affiliates, business units or divisions, or relative to the performance of one or more peer groups of the Company and/or any of its subsidiaries, affiliates, business units or divisions, with the composition of any such peer groups to be determined by the committee at the time the performance goal is established. Performance goals may be stated in the alternative or in combination. The committee shall have the right but not the obligation to make adjustments to a performance goal to take into account any unusual or extraordinary events to the extent not inconsistent with the requirements of the performance-based compensation exception of Section 162(m).

      Negative Discretion. The amount payable to participants will be based upon the degree to which the performance goals are met over the measurement period. However, the committee may, in its discretion, decide to pay a lesser amount or to make no payment at all with respect to a bonus. Notwithstanding the foregoing sentence, the committee may not alter the terms and conditions of any bonus contained in any employment contract, or similar agreement, if such terms and conditions have been approved by the committee, and provided that such terms and conditions are consistent with the requirements of Section 162(m) and otherwise consistent with the provisions of the plan.

      Payment of Bonus. Bonuses under the plan will be payable in cash, provided that the committee may establish procedures pursuant to which a participant may elect to receive shares of Company common stock (including restricted common stock) from our existing shareholder-approved plans or a combination thereof for some or all of such participant’s bonus.

      Maximum Bonus Payable. The maximum bonus payable to a participant under the plan for any fiscal year of the Company will be $15 million. However, this amount is materially greater than the maximum bonus that will be paid to any participant under the plan for fiscal year 2003 based on the performance goals established by the committee as of the date of this Proxy Statement.

      Termination of Employment. A participant will not be entitled to receive a bonus under the plan for a particular measurement period, unless he or she is employed by the Company as of the end of the measurement period. A participant who remains employed through the last day of the measurement period but whose employment is terminated by the Company before the payment date will be entitled to receive a bonus with respect to such measurement period as determined by the committee. However, a participant whose employment is terminated for cause will not be entitled to a bonus under the plan.

      Deferral of Bonus. The committee may at its option establish procedures under which participants are permitted to defer the receipt of bonuses payable hereunder.

      Amendment and Termination. The Board will generally have the right to amend or terminate the plan. However, no such amendment or termination will, without prior approval of the Company’s shareholders, alter the business criteria on which the performance goals are based, increase the maximum amount payable under the plan in any fiscal year to any participant or materially modify the requirements regarding eligibility for participation in the plan, nor will any such amendment or termination impair, without the consent of the participant affected, any bonus that has been certified and approved by the committee before the effective date of the amendment or termination.

      Subject to Shareholder Approval. The plan and any bonuses payable under the plan are subject to the approval of the plan by a majority of the votes cast on the issue at the Annual Meeting.

New Plan Benefits

      The following table shows the potential dollar value of the bonuses granted by the committee under the plan for the initial measurement period:

Name and Position	Dollar Value

(in millions)
Landon H. Rowland(1)	0
Thomas H. Bailey(1)	0
Danny R. Carpenter(1)	0
Gwen E. Royle(1)	0
Daniel P. Connealy(1)	0
Douglas E. Nickerson(1)	0
Executive Group(2)	15.8 (3)
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

(1)	None of the named executive officers are eligible to participate in the plan.

(2)	The Executive Group consists of Mark B. Whiston, Chief Executive Officer and President, Loren M. Starr, Chief Financial Officer and Vice President, Thomas A. Early, Vice President, General Counsel, Chief Corporate Affairs Officer and Secretary, R. Timothy Hudner, Chief Operations Officer and Vice President, and Robin C. Beery, Chief Marketing Officer and Vice President.

(3)	This estimate is based on the application of budgeted performance goals for fiscal year 2003, as adopted by the Compensation Committee, to the Company’s results for 2002. Application of these performance goals to fiscal year 2002 results produces an amount that management believes is materially larger than the amount of benefits that will be paid with respect to 2003.

      The Board of Directors recommends a vote FOR approval of the Management Incentive Compensation Plan.

ITEM 3 —	APPROVAL OF PERFORMANCE MEASURES UNDER JANUS CAPITAL GROUP INC. 1998 LONG TERM INCENTIVE COMPENSATION PLAN AS AMENDED

      In 1998, the stockholders of KCSI approved the Stilwell Financial Inc. 1998 Long Term Incentive Stock Plan (“Incentive Plan”) for a variety of purposes, including for the purpose of approving the performance measures under such plan to satisfy the requirements of Section 162(m) of the Code. Section 162(m) generally requires that the performance measures under a plan be disclosed to and reapproved by shareholders on the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the performance measures. As such, to ensure that performance-based awards granted to participants whose compensation is subject to the $1 million limitation on deductibility under Section 162(m) satisfy the requirement of the performance-based compensation exception of Section 162(m), the Company is seeking shareholder approval of the performance measures under the Incentive Plan at this annual meeting.

      In connection with the necessity to seek shareholder approval of the performance measures under the Incentive Plan, the performance measures under the Incentive Plan were reviewed and management determined that they be modified to conform to the performance measures under the proposed Management Incentive Compensation Plan (described in Item 2 of this Proxy Statement). The First Amendment to the Incentive Plan, as adopted by the Board in March of 2003, sets forth the proposed performance measures under the Incentive Plan that shareholders are being asked to approve at this Annual Meeting. The First Amendment also substituted “Janus Capital Group Inc.” for “Stilwell Financial Inc.” in the name of the Incentive Plan.

      The Company is not seeking to increase the number of shares available for awards under the Incentive Plan or to amend any other terms of the Incentive Plan.

      The following description explains the material terms of the Incentive Plan as amended by the First Amendment. It is qualified in its entirety by reference to the terms of the Incentive Plan and the First Amendment, copies of which are attached to this Proxy Statement as Appendix C.

      Purpose. The Incentive Plan is intended to allow employees, directors and consultants of the Company and its subsidiaries to acquire or increase their ownership of the Company common stock, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company in attracting new employees, directors and consultants and retaining existing ones. The Incentive Plan also is intended to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals; to provide an incentive for excellence in individual performance; and to promote teamwork.

      Administration. The plan is administered by the Compensation Committee of our Board of Directors or such other committee of non-employee directors designated by our Board. The committee administering the plan is referred to in this plan description as the “committee.” The committee has the authority to select persons to whom awards are granted, to determine the types of awards (including awards granted in conjunction with other awards) and the number of shares covered, to set the terms, conditions and provisions of such awards and, with the consent of the grantee in most instances, to cancel awards. The committee is authorized to construe and interpret the Incentive Plan, to establish, amend and rescind any rules relating to the Incentive Plan and to make all other determinations which may be necessary or advisable for the administration of the Incentive Plan. Additionally, if the committee determines that any adjustment is necessary to prevent enlargement or dilution of the intended benefits under the Incentive Plan following any change affecting the shares of the Company common stock by reason of any dividend or other distribution to stockholders (whether in cash, shares, other securities or other property), stock split, recapitalization, merger, consolidation, spin-off, combination or repurchase or exchange of shares or other corporate change, the committee may make such substitution or adjustment in the aggregate number or type of shares which may be distributed under the Incentive Plan and in the number, type and option price or other price of shares subject to the outstanding awards granted under the Incentive Plan, or may make provisions for a cash payment or substitution of other property for such shares, as the committee deems equitable or appropriate.

      Eligibility. All directors and employees of and consultants to the Company and its subsidiaries (approximately 1,450 persons) are eligible to receive awards under the Incentive Plan.

      Performance Measures. The performance measures under the Incentive Plan are established by the committee with respect to a performance-based award and as set forth in the First Amendment will be based on one or more of the following criteria: stock price, market share, sales (gross or net), asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, net income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income, fund performance, pre-tax margin, pre-tax income and/or levels of cost savings. Performance measures may be established in respect of the Company or any of its subsidiaries, affiliates, business units or divisions and/or the Company’s or any of its subsidiaries’, affiliates’, business units’ or divisions’ worldwide, regional or country-specific operations (or any combination of the foregoing). Performance measures will specify whether they are to be measured relative to budgeted or other internal goals, operations, performance or results of the Company and/or any of its subsidiaries, affiliates, business units or divisions, or relative to the performance of one or more peer groups of the Company and/or any of its subsidiaries, affiliates, business units or divisions, with the composition of any such peer groups to be determined by the committee at the time the performance measure is established. Performance measures may be stated in the alternative or in combination. The committee shall have the right but not the obligation to make adjustments to a performance measure to take into account any unusual or extraordinary events, to the extent not inconsistent with the requirements of the performance-based compensation exception of Section 162(m).

      Power to Amend or Terminate the Incentive Plan. Subject to certain limitations, the Board of Directors may amend or terminate the Incentive Plan.

      Number of Shares. Subject to adjustment as described above, the number of shares of Company common stock originally available under the Incentive Plan for grants of awards was 30 million. Awards in respect of 18,967,225 shares of Company common stock were made under the Incentive Plan prior to January 1, 2003, and since January 1, 2003, through the date of this Proxy Statement, no awards have been made under the Incentive Plan by the Company. As such, as of January 1, 2003, there were 13,456,471 shares of Company common stock remaining available under the Incentive Plan for future grants of awards. A grantee may not receive in any calendar year total awards covering more than the lesser of (i) 1% of the total shares outstanding on a grant date or (ii) 2 million shares.

      Shares subject to an award under the Incentive Plan may be newly issued shares or treasury shares. Shares that are not issued under an award, or shares (however acquired) that are used to pay the exercise price of an award or are withheld in connection with tax obligations arising from an award, again become available for an award or increase the number of shares available for awards.

      Types of Awards. The Incentive Plan permits the grant of any or all of the following types of awards to employees, directors and consultants of the Company and its subsidiaries: (i) stock options, including ISOs and options other than ISOs (“non-qualified options”); (ii) stock appreciation rights (“SARs”); (iii) limited stock appreciation rights (“LSARs”); (iv) restricted shares; (v) performance units and performance shares; and (vi) bonus shares.

      Stock Options. Generally, the exercise price per share of the Company common stock purchasable under any option will be determined by the committee, but generally cannot be less than 100% of the fair market value of a share of the Company common stock on the date the option is granted. In certain instances relating to assumed or substituted KCSI options or options substituted in an acquisition, however, the exercise price of an option may be less than the fair market value of a share on the grant date. The committee shall determine the term of each option (subject to a maximum of 10 years), and the time or times when it may be exercised. The grant and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Options may be exercised following notice to the Company by payment of the exercise price: (i) in cash, (ii) in certain instances, in shares (including, at the discretion of the committee, restricted shares) with a fair market value equal to the exercise price of the option, (iii) pursuant to a “cashless exercise” through a broker-dealer under a procedure approved by the committee, or (iv) at the discretion of the committee, with an interest-bearing promissory note or with a third-party loan that is guaranteed by the Company.

      Stock Appreciation Rights/ Limited Stock Appreciation Rights. An SAR may be granted free-standing or in tandem with the grant of options. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares for which the SAR is exercised over the strike price of the SAR, payable in cash or, at the discretion of the committee, in shares with a fair market value equal to the excess, or a combination of cash or shares. The strike price (which, in the case of free-standing SARs, shall not be less than 100% of the fair market value of the shares on the grant date) and other provisions of the SAR shall be determined by the committee (except that the term of an SAR may not exceed 10 years). An LSAR is an SAR that automatically is exercised upon a change of control (defined below) which has not been approved by the incumbent Board of Directors.

      Restricted Shares. Restricted shares may not be disposed of by the grantee until certain restrictions established by the committee lapse. Restricted shares may be awarded subject to payment of consideration or without consideration other than the rendering of services or the payment of any minimum amount required by law. The grantee shall have, with respect to restricted shares, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless the committee shall otherwise determine.

      Performance Awards. From time to time, the committee may select a period during which one or more performance criteria designated by the committee are measured for the purpose of determining the extent to which a performance award has been earned. Performance measures may be determined by the committee in its discretion and may be based on Company-wide, divisional, business unit, regional, subsidiary, affiliate or individual performance or a combination thereof, provided that awards that are intended to satisfy the performance-based compensation exception of Section 162(m) must be based on the performance measures set forth in the First Amendment. Performance awards may be in the form of performance shares (valued by reference to shares) or performance units (valued by reference to cash or property other than shares). Performance awards may be paid in cash, shares, other property or a combination thereof. Grantees of performance awards are not required to provide consideration other than the rendering of services and any minimum exercise price required by applicable law.

      Bonus Shares. Bonus shares can be awarded to a grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a subsidiary.

      Change of Control. A change of control is deemed to occur in the event of certain acquisitions of 20% or more of the outstanding Company common stock, certain mergers which result in the Company’s stockholders owning less than 60% of the surviving corporation, or certain changes of more than 25% of the membership of the Company Board. In the event of a change of control of the Company, options, SARs and restricted share awards will automatically become fully vested or fully exercisable, as applicable, and performance shares and units will be earned or payable on a pro-rata basis based on either the target or maximum performance percentage.

      Elective Share Withholding. A grantee may, subject to certain conditions, elect to have the Company withhold a portion of the shares that would otherwise be issued to the grantee under an award to satisfy at least a portion of the grantee’s income tax liabilities related to the award.

      Other. The Incentive Plan will terminate when all shares of the Company common stock subject to the Plan have been acquired, unless earlier terminated by the Board. Awards, and any rights under an award, may not be transferred other than by will or intestate succession or, with the consent of the committee, to members of a grantee’s immediate family and related trusts, partnerships and other entities with respect to which the grantee or such family members are owners or beneficiaries. The extent to which the grantee shall receive the benefits of an award following termination of his or her affiliation with the Company will be determined in accordance with the provisions of the Incentive Plan and the award agreement thereunder, which benefits may extend beyond the date of termination of affiliation. The committee may permit or require a grantee to defer receipt of payment or delivery of shares upon the exercise or vesting of an award.

New Incentive Plan Benefits

      Grants under the Incentive Plan will be made at the discretion of the committee. It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Incentive Plan if the Incentive Plan is adopted or what benefits or amounts would have been received by or allocated to any person or group of persons for the last fiscal year if the Incentive Plan had been in effect.

U.S. Federal Income Tax Consequences of the Incentive Plan

      The following is a summary of the federal income tax rules relevant to participants in the plan who receive options (either non-qualified or ISOs), based upon the Code as currently in effect. The following discussion is based on the federal income tax laws in effect as of the date of this Proxy Statement and could be affected by future changes in the tax laws. The summary is not intended to constitute tax advice and does not address, among other things, possible state, local or foreign tax consequences.

      Non-qualified Options. A grantee who is granted a non-qualified stock option under the Incentive Plan generally will not recognize taxable income at the time the option is granted. Upon exercise of the option, the grantee generally will be taxed at ordinary income tax rates on an amount equal to the difference between the fair market value of the Company common stock on the date of exercise and the option exercise price. Upon subsequent disposition of the option shares, the grantee will realize long-term or short-term capital gain or loss depending on the applicable holding period, provided the grantee holds the shares as a capital asset. The Company will generally be entitled to receive a deduction with respect to the exercise of the option in the taxable year within which the grantee recognizes the corresponding taxable income.

      Incentive Stock Options. Generally, a grantee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an ISO under Section 422 of the Code. However, the excess of the common stock’s fair market value at the time of exercise over the exercise price will be included in a grantee’s alternative minimum taxable income and thereby may cause a grantee to be subject to an alternative minimum tax. The grantee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

      To qualify for the ISO tax treatment described in the preceding paragraph, a grantee must be employed by the Company continuously from the time of the option’s grant until three months before the option’s exercise and a grantee must not sell the shares until more than one year after the option’s exercise date and more than two years after its grant date. If a grantee does not satisfy these conditions, a grantee will recognize taxable ordinary income when a grantee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date, and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to a grantee as either long-term or short-term capital gain depending on a grantee’s holding period. The Company will not be entitled to any deduction by reason of the grant or exercise of an ISO or the sale of stock received upon exercise after the required holding periods have been satisfied. If a grantee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, the Company will be allowed a deduction corresponding to a grantee’s ordinary income.

Equity Compensation Plan Information

	Number of Securities
	to be Issued Upon	Weighted-Average
	Exercise of	Exercise Price of	Number of Securities
	Outstanding Options,	Outstanding Options,	Remaining Available
	Warrants and Rights	Warrants and Rights	for Future Issuance
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
Stock Option Plan(1)	9,923,632	$16.87	13,456,471
Employee Stock Purchase Plan(2)	22,543	n/a	3,832,772
Equity compensation plans not approved by security holders	—		—

Total	9,946,175		17,289,243

(1)	Stock Option Plan — The Board of Directors may grant stock options to eligible persons, which include Company employees, members of the Board of Directors and persons performing services for the Company. The Board of Directors determines the specific terms of each grant including how many options to issue, to whom options will be issued, vesting terms and conditions of the grants, and term of the award (not to exceed 10 years). The option price cannot be less than fair market value at the date of the grant. Forfeited awards are added back to the available shares for future grants. The plan also allows for the issuance of SARs and LSARs.

(2)	Employee Stock Purchase Plan (“ESPP”) — The Board of Directors may grant the option to employees to participate in the Janus ESPP. Employees who elect to participate in the ESPP grant can subscribe to purchase a specified dollar amount of Company common stock, subject to certain limitations. The purchase price for the Company common stock is the lesser of 85% of the fair market value at the date of grant or 85% of the fair market value at the date that the employee elects to participate in the ESPP grant. The Board of Directors determines the period available for exercise of the grant.

      The Board of Directors recommends a vote FOR approval of the performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Plan as amended.

ITEM 4 —	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Audit Committee has appointed Deloitte & Touche as independent accountants for the 2003 fiscal year. The Board is proposing that the appointment of Deloitte & Touche be ratified by the shareholders of the Company. Deloitte & Touche will audit our consolidated financial statements for the 2003 fiscal year and perform other services.

      Change in Company’s Certifying Accountant. Effective October 7, 2002, the Company appointed Deloitte & Touche as independent accountant to audit the Company’s financial statements for the year ended December 31, 2002, replacing PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) who was dismissed as the Company’s independent accountant on October 8, 2002. The change of independent accountants, which was recommended by the Company’s Audit Committee and approved by the Board of Directors, was based on a decision to have the Company’s financial statements audited by a different firm of independent accountants than that which audited the funds managed by the Company. Prior to the change, PricewaterhouseCoopers served as the independent accountant for the Company and each of the funds managed by the Company. The Board of Directors elected to separate these responsibilities by selecting Deloitte & Touche as the Company’s independent accountant. PricewaterhouseCoopers continues to serve as the independent accountant for each of the funds managed by the Company.

      The reports of PricewaterhouseCoopers on the Company’s consolidated financial statements as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principle. In connection with its audits for fiscal years 2000 and 2001 and through October 7, 2002, there were not any disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their report on the Company’s financial statements for such years. During 2000 and 2001 and through October 7, 2002, there were no reportable events (as defined in Item 304 (a) (1) (v) of the Securities and Exchange Commission’s (“SEC”) Regulation S-K).

      During 2000 and 2001 and through October 7, 2002, the Company did not consult with Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Item 304 (a) (2) of the SEC’s Regulation S-K.

      Audit Fees. The aggregate fees for professional services billed by Deloitte & Touche in connection with their audit of the Company’s consolidated financial statements in our Annual Report on Form 10-K and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2002 fiscal year were approximately $365,000. The aggregate fees for professional services billed by PricewaterhouseCoopers in connection with their reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2002 fiscal year, prior to their dismissal, were approximately $70,000.

      Financial Information Systems Design and Implementation Fees. There were no professional services billed by Deloitte & Touche in the 2002 fiscal year relating to financial information systems design and implementation.

      All Other Fees. Fees related to all other services were approximately $2,400,000. Of this amount, $423,000 was for tax compliance, $1,585,000 was for tax consulting, $145,000 was for miscellaneous accounting consultations, and $247,000 was for audits of subsidiaries.

      Attendance at Annual Meeting. A representative of Deloitte & Touche is expected to be present at the Annual Meeting with the opportunity to make a statement and to answer questions.

      The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche.

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

      The table below sets forth information regarding beneficial ownership of our outstanding common stock as of March 11, 2003, by (i) beneficial owners of more than 5% of our outstanding common stock that have publicly disclosed their ownership; (ii) certain executive officers during 2002 and the members of our Board of Directors; and (iii) all of our executive officers and directors as a group. The Company has no knowledge of any arrangement that would at a subsequent date result in a change in control of the Company. As of April 3, 2003, current directors, executive officers and employees of the Company beneficially owned approximately 9.2% of the outstanding common stock of the Company.

	Shares of Common Stock
	Beneficially Owned(1)

Name	Number		Percentage

Highfields Capital Management LP and certain affiliates	21,734,787	(4)	9.8%
The TCW Group, Inc. and certain affiliates	16,683,315	(5)	7.5%
Thomas H. Bailey	47,683	(6)	*
Chairman, President and Chief Executive Officer of JCC(2)
Paul F. Balser	172,677		*
Director
James E. Barnes(3)	247,155	(6)(7)	*
Director
Danny R. Carpenter	804,069	(6)	*
Executive Vice President(2)
Daniel P. Connealy	20,206	(6)	*
Vice President and Chief Financial Officer(2)
G. Andrew Cox	15,937		*
Director
James P. Craig	17,617		*
Director
Helen Y. Hayes	109,166	(6)	*
Director
Douglas E. Nickerson	87,871	(6)	*
Vice President, Controller and Treasurer(2)
Landon H. Rowland	4,003,409	(6)(7)	1.8%
Chairman of the Board, President and Chief Executive Officer(2)
Gwen E. Royle	152,797	(6)	*
Vice President — Legal, Administration and Human Resources(2)
Steven L. Scheid	15,209		*
Director
Robert Skidelsky	20,900		*
Director
Mark B. Whiston	92,996	(6)	*
Director, Chief Executive Officer and President
All Directors and Executive Officers as a Group (14 persons)	4,754,537	(8)	2.1%

*	Less than 1% of the outstanding shares.

(1)	Ownership is based on the number of shares outstanding as of March 11, 2003, plus any shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on March 11, 2003, or will become exercisable within 60 days of that date. Except as noted, the holders have sole voting and dispositive power over the shares.

(2)	Mr. Bailey ceased being Chairman, President and Chief Executive Officer of JCC effective June 30, 2002. Each of Mr. Carpenter, Mr. Connealy, Mr. Nickerson, Ms. Royle, and Mr. Rowland resigned their respective officerships effective January 1, 2003.

(3)	Mr. Barnes resigned as a director effective March 12, 2003.

(4)	Based upon information in its Amendment No. 5 to Schedule 13D filed January 24, 2003. The address of Highfields Capital Management LP is 200 Clarendon Street, Boston MA 02117.

(5)	Based upon information in its Amendment No. 5 to Schedule 13G filed February 5, 2003. The address for The TCW Group, Inc. is 865 South Figueroa Street, Los Angeles, CA 90017. The reporting persons expressly declared that the filing of the information on Schedule 13G shall not be construed as an admission that they are the beneficial owners of any securities covered by such statement.

(6)	Under applicable law, shares that are held indirectly may also be considered beneficially owned. Such shares included in the amounts shown above are as follows: Mr. Bailey owns 736 shares through the Company ESOP; Mr. Barnes owns 87,000 shares held in a revocable trust of which he is trustee; Mr. Carpenter owns 19,446 shares through the Company ESOP and 5,004 shares held in a revocable trust of which he is the trustee; Mr. Connealy owns 1,008 shares through the Company ESOP; Ms. Hayes owns 43,602 shares through the Company ESOP; Mr. Nickerson owns 2,768 shares through the Company ESOP; Mr. Rowland owns 131,473 shares through the Company ESOP and 904,314 shares held in a revocable trust of which he is trustee; Ms. Royle owns 3,670 shares through the Company ESOP; Mr. Whiston owns 40,273 through the Company ESOP; and all named executive officers and directors as a group own indirectly 1,239,294 shares.

(7)	Directors and Executive Officers may also be deemed to own beneficially shares held in other capacities as follows: Mr. Barnes, 87,000 shares held by his wife in a revocable trust of which she is the trustee; Mr. Carpenter, 15,730 shares held by his wife in a revocable trust of which she is the trustee; and Mr. Rowland, 1,117,990 shares held by his wife in a revocable trust of which she is trustee.

(8)	Includes individuals who are executive officers and directors as of March 11, 2003 but does not include named executive officers except to the extent such individuals are executive officers or directors as of such date.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the SEC and NYSE initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company’s equity securities, and to provide copies of such reports to the Company. Based solely upon a review of such reports furnished to the Company for fiscal year 2002 and written representations to the Company that no other reports were required, the Company is not aware of any reports required to be filed with the SEC under Section 16(a) that were filed late or not filed by the Company’s officers or directors with respect to fiscal year 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table contains information about the compensation that the Company paid to the individuals who served as its Chief Executive Officer, the chief executive officer of JCC, and the four other most highly compensated executive officers of the Company (the “named executive officers”) during 2002. The information in this table reflects compensation earned by the named executive officers for services rendered to the Company. Mr. Bailey’s employment with JCC terminated effective June 30, 2002, and the employment with the Company of each of the other named executive officers listed below terminated as of January 1, 2003.

						Long Term
						Compensation
						Awards

		Annual Compensation				Number of
						Securities
				Other Annual		Underlying	All Other
Name and Principal Occupation	Year	Salary	Bonus	Compensation		Options	Compensation

Landon H. Rowland	2002	$825,000	$0	$124,143	(1)	231,972 (1)	$24,758	(1)
Chairman of the Board,	2001	825,000	0	53,877		4,335	20,564
President and Chief	2000	787,500	0	61,662		481,850	20,564
Executive Officer
Thomas H. Bailey	2002	486,779	0	0		31,307	26,477	(2)
Chairman, President and Chief	2001	900,000	500,000	0		0	180,530
Executive Officer of JCC	2000	900,000	1,000,000	0		0	172,462
Danny R. Carpenter	2002	437,532	0	49,648	(3)	107,885 (3)	75,472	(3)
Executive Vice President	2001	400,000	200,000	0		2,768	19,322
	2000	365,000	400,000	0		167,907	18,242
Gwen E. Royle	2002	286,132	0	43,224	(4)	54,100	47,380	(4)
Vice President — Legal,	2001	250,000	150,000	0		21,140	44,290
Administration and Human Resources	2000	190,000	250,000	0		63,169	17,468
Daniel P. Connealy(5)	2002	309,427	0	48,473	(6)	60,695 (6)	20,222	(6)
Vice President and Chief	2001	175,000	130,000	0		30,000	13,255
Financial Officer
Douglas E. Nickerson	2002	182,049	0	36,861	(7)	25,982 (7)	29,389	(7)
Vice President, Controller	2001	165,000	75,000	0		7,620	17,241
and Treasurer	2000	157,500	150,000	0		46,110	16,966

(1)	Other annual compensation for Mr. Rowland includes premiums on a disability insurance policy of $45,216. The number of securities underlying options includes 19,972 shares of common stock underlying options granted to Mr. Rowland pursuant to the Company Executive Plan. All other compensation for Mr. Rowland for 2002 is comprised of: (i) a contribution to his account under the Company ESOP of $8,000; (ii) a contribution to his account under the Company 401(k) Plan of $6,000; (iii) a contribution to his account under the Company’s profit sharing plan of $6,000; and (iv) premiums on group term life insurance of $6,858.

(2)	All other compensation for Mr. Bailey for 2002 is comprised of: (i) a contribution to his account under the Company ESOP of $8,000; (ii) a contribution to his account under the Company 401(k) Plan of $6,000; (iii) a contribution to his account under the Company’s profit sharing plan of $6,000; and (iv) premiums on group term life insurance of $6,477.

(3)	Other annual compensation for Mr. Carpenter includes (i) $16,145 attributable to the purchase of an automobile; and (ii) fees for outplacement services of $18,182. The number of securities underlying options includes 4,385 shares of common stock underlying options granted to Mr. Carpenter pursuant to the Company Executive Plan. All other compensation for Mr. Carpenter for 2002 is comprised of: (i) a contribution to his account under the Company ESOP of $8,000; (ii) a contribution to his account under the Company 401(k) Plan of $6,000; (iii) a contribution to his account under the Company’s profit sharing plan of $6,000; (iv) premiums on group term life insurance of $2,322; and (v) an amount paid to him pursuant to the Company Executive Plan of $55,250.

(4)	Other annual compensation for Ms. Royle includes fees for outplacement services of $18,182. All other compensation for Ms. Royle for 2002 is comprised of: (i) a contribution to her account under the Company ESOP of $8,000; (ii) a contribution to her account under the Company 401(k) Plan of $6,000; (iii) a contribution to her account under the Company’s profit sharing plan of $6,000; (iv) premiums on group term life insurance of $480; and (v) an amount paid to her pursuant to the Company Executive Plan of $29,000.

(5)	Mr. Connealy was hired by the Company on June 1, 2001, and the compensation amounts shown for him for 2001 reflect amounts earned by him for the seven months he was employed by the Company in 2001.

(6)	Other annual compensation for Mr. Connealy includes (i) $20,000 attributable to the purchase of an automobile; and (ii) fees for outplacement services of $18,182. The number of securities underlying options includes 6,595 shares of common stock underlying options granted to Mr. Connealy pursuant to the Company Executive Plan. All other compensation for Mr. Connealy for 2002 includes: (i) a contribution to his account under the Company ESOP of $8,000; (ii) a contribution to his account under the Company 401(k) Plan of $6,000; (iii) a contribution to his account under the Company’s profit sharing plan of $6,000; and (iv) premiums on group term life insurance of $2,322.

(7)	Other annual compensation for Mr. Nickerson for 2002 includes fees for outplacement services of $18,182. The number of securities underlying options includes 982 shares of common stock underlying options granted to Mr. Nickerson pursuant to the Company Executive Plan. All other compensation is comprised of: (i) a contribution to his account under the Company ESOP of $7,100; (ii) a contribution to his account under the Company 401(k) Plan of $5,325; (iii) a contribution to his account under the Company’s profit sharing plan of $5,325; (iv) premiums on group term life insurance of $426; and (v) an amount paid to him pursuant to the Company Executive Plan of $11,063.

      There may be Company employees whose compensation exceeds that of the named executive officers. If this is the case, such persons are not named in the table because they are not executive officers of the Company.

Option Grants in Last Fiscal Year

      The table below describes stock options granted to the named executive officers during the 2002 fiscal year.

	Number of		% of Total
	Securities		Options
	Underlying		Granted to	Exercise or
	Options		Employees in	Base Price	Expiration	Grant Date
Name	Granted		Fiscal Year	Per Share	Date	Present Value(1)

Landon H. Rowland	6,866	(2)	1.2%	$25.71	1/27/2012	$59,511
	44,000		7.6	14.89	7/17/2012	346,720
	56,000		9.6	17.12	7/17/2012	309,680
	56,000		9.6	19.36	7/17/2012	279,440
	56,000		9.6	21.59	7/17/2012	253,120
	13,106	(2)	2.3	13.15	12/10/2012	69,408
Thomas H. Bailey	31,307		5.4	25.71	7/1/2007	527,210
Danny R. Carpenter	4,385	(2)	0.7	25.71	1/27/2012	73,843
	21,300		3.7	14.89	7/17/2012	167,844
	27,400		4.7	17.12	7/17/2012	151,522
	27,400		4.7	19.36	7/17/2012	136,726
	27,400		4.7	21.59	7/17/2012	123,848
Gwen E. Royle	11,000		1.9	14.89	7/17/2012	86,680
	14,367		2.5	17.12	7/17/2012	79,450
	14,367		2.5	19.36	7/17/2012	71,691
	14,366		2.5	21.59	7/17/2012	64,934
Daniel P. Connealy	1,127	(2)	0.2	25.71	1/28/2012	18,979
	11,000		1.9	14.89	7/17/2012	86,680
	14,367		2.5	17.12	7/17/2012	79,450
	14,367		2.5	19.36	7/17/2012	71,691
	14,366		2.5	21.59	7/17/2012	64,934
	5,468	(2)	0.9	13.15	12/10/2012	41,393
Douglas E. Nickerson	982	(2)	0.2	25.71	1/27/2012	16,537
	6,100		1.0	14.89	7/17/2012	48,068
	6,300		1.1	17.12	7/17/2012	34,839
	6,300		1.1	19.36	7/17/2012	31,437
	6,300		1.1	21.59	7/17/2012	28,476

(1)	Valuation determined using the Black-Scholes option pricing model with the following assumptions: (i) market price per share of common stock equal to the per share exercise price of options; (ii) stock volatility (based on three-year monthly data) of 59.18% for options expiring 7/17/12, 63.53% for options expiring 7/1/07, 1/27/12 and 1/28/12, 61.65% for options expiring 12/10/12; (iii) annualized risk-free interest rate of 3.82% for options expiring 7/17/12, 4.62% for options expiring 7/1/07, 1/27/12 and 1/28/12, 3.02% for options expiring 12/10/12; (iv) option term of three years; and (v) annualized dividend yield of 0.27% for options expiring 7/17/12, 0.17% for options expiring 7/1/07, 1/27/12 and 1/28/12, 0.30% for options expiring 12/10/12.

(2)	Options granted pursuant to the Company Executive Plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table contains the aggregate number of shares of common stock underlying stock options exercised in the 2002 fiscal year and the number of shares of common stock underlying stock options held by each named executive officer as of December 31, 2002.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Number of		Options at Fiscal Year End		at Fiscal Year End(1)
	Shares Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Landon H. Rowland	0	$0	992,476	655,957	$4,570,815	$0
Thomas H. Bailey	0	0	31,307	0	0	0
Danny R. Carpenter	0	0	596,789	268,693	3,003,229	0
Gwen E. Royle	0	0	80,262	129,047	57,346	0
Daniel P. Connealy	0	0	0	90,695	0	0
Douglas E. Nickerson	0	0	37,704	77,428	2,532	0

(1)	Calculated by multiplying the difference between the fair market value of the shares of common stock underlying the options as of December 31, 2002 ($13.00 per share) and the exercise price of the options by the number of shares of common stock underlying the options.

Employment Arrangements with the Named Executive Officers

      Certain of the named executive officers were parties to employment agreements with the Company during 2002. Each of these agreements, which are described below, terminated effective January 1, 2003, in connection with the restructuring of the Company which took effect on January 1, 2003 (the “Restructuring”). In conjunction with the Restructuring, certain named executive officers entered into transition services agreements, described below, pursuant to which the Company made, or will make, certain payments to the officer during 2003. In addition, in conjunction with the Restructuring, the Company established a severance plan, described below, pursuant to which severance payments have been made to certain named executive officers.

      Mr. Rowland. The Company entered into an employment agreement dated June 12, 2000, with Mr. Rowland effective as of July 12, 2000, that provided for Mr. Rowland’s employment as Chairman of the Board, President and Chief Executive Officer of the Company.

      The employment agreement provides that Mr. Rowland serve at the pleasure of the Board of Directors and did not contain a fixed term of employment. Pursuant to the employment agreement, Mr. Rowland received a fixed annual base salary of $825,000. Mr. Rowland was not entitled to participate in any Company cash incentive compensation plan during 2000, 2001 or 2002 but was eligible to participate in other benefit plans or programs of the Company generally available to executive employees and was provided with certain disability insurance coverage and life insurance payable to beneficiaries designated by him. Under the employment agreement, the value of Mr. Rowland’s annual compensation was fixed at the lower of 175% of his annual base salary or $1 million for purposes of cash compensation-based benefit plans.

      The employment agreement also provides that in the event that Mr. Rowland were to become subject to an excise tax under Section 4999 of the Code, additional payments will be made to Mr. Rowland so that he will be placed in the same after-tax position as if no such excise tax had been imposed.

      Mr. Carpenter, Mr. Connealy, Ms. Royle and Mr. Nickerson. The Company entered into employment agreements with Mr. Carpenter, Ms. Royle, and Mr. Nickerson effective as of July 12, 2000, and with Mr. Connealy effective as of June 1, 2001. These employment agreements, as subsequently amended, provide respectively, for Mr. Carpenter’s employment as Executive Vice President, Mr. Connealy’s employment as Vice President and Chief Financial Officer, Ms. Royle’s employment as Vice President — Legal, Administration and Human Resources, and Mr. Nickerson’s employment as Vice President, Controller and Treasurer.

      Pursuant to their employment agreements (as amended in 2002), Mr. Carpenter, Mr. Connealy, Ms. Royle, and Mr. Nickerson received as compensation for their services annual base salaries at the rate of $460,000, $310,000, $310,000, and $190,000, respectively. Under the employment agreements, Mr. Carpenter, Ms. Royle and Mr. Nickerson received cash bonuses in 2000 but were not entitled to participate in any other Company cash incentive plan during 2000, 2001 or 2002, and Mr. Connealy was not entitled to participate in any such cash incentive plan. Each of such officers was eligible to participate in other benefit plans or programs of the Company generally made available to executive employees. Under the employment agreements, the value of Mr. Carpenter’s, Mr. Connealy’s, Ms. Royle’s, and Mr. Nickerson’s annual compensation was fixed at the lower of 175% of their annual base salaries or $1,000,000 for purposes of cash compensation-based benefit plans.

      The employment agreements also provide that in the event that Mr. Carpenter, Mr. Connealy, Ms. Royle or Mr. Nickerson were to become subject to an excise tax under Section 4999 of the Code, additional payments will be made to such individual so that he or she will be placed in the same after-tax position as if no such excise tax had been imposed.

      In connection with the Restructuring, the Company hired an independent compensation consultant with expertise in the financial asset management industry to develop a severance program for those employees who would lose their jobs as part of the Restructuring. The consultant determined that for certain employees of the Company, the Restructuring was in fact a change of control, and accordingly, recommended a severance policy based on benefits that would be provided in a change of control situation. The Compensation Committee approved the recommendations of the consultant and adopted a severance plan for all employees who would lose their jobs as part of the Restructuring provided they remained as an employee until completion of the Restructuring. Pursuant to this severance plan the Company entered into severance arrangements in connection with the Restructuring pursuant to which Messrs. Rowland, Carpenter, Connealy, and Nickerson and Ms. Royle will each receive severance payments equal to three times the sum of their respective 2002 annual base salary and a target bonus amount (ranging from approximately 45% to 75% of their annual base salary) plus certain payments in lieu of certain employee benefits. In addition Messrs. Carpenter, Connealy, and Nickerson and Ms. Royle have each agreed to continue to provide services to the Company during a one-year transition period following the Restructuring under the terms of a transition services agreement for compensation equal to their respective 2002 annual base salary amounts plus a bonus equal to such base amounts.

Employment/Change of Control Agreements with New Executive Officers

      The Company has entered into change of control agreements and employment agreements with certain individuals who became executive officers of the Company effective January 1, 2003 in connection with the Restructuring. The Company has entered into change of control agreements with Mark B. Whiston, Chief Executive Officer and President, Loren M. Starr, Chief Financial Officer and Vice President, Thomas A. Early, Vice President, General Counsel, Chief Corporate Affairs Officer and Secretary, R. Timothy Hudner, Chief Operations Officer and Vice President, Robin C. Beery, Chief Marketing Officer and Vice President, and Lars O. Soderberg, Executive Vice President, Institutional Services (each an “executive officer”). The Company has also entered into employment agreements with each of the executive officers other than Mr. Soderberg.

      Change of Control Agreements. The change of control agreements have three-year terms, which terms extend for one year upon each anniversary unless a notice not to extend is given by the Company. If a “change of control” (as defined in the agreements) occurs during the term of an agreement, then the agreements become operative for a fixed three-year period and supersede the executive officers’ non-change of control employment agreements.

      The agreements provide generally that the executive officers’ terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the three-year period after a change of control. If the Company terminates an executive officer’s employment (other than for cause, death or disability), if the executive officer resigns for “good reason” (as defined in the agreements) during such three-year period, or if the executive officer resigns for any reason during the 30-day period commencing on the first anniversary of the change of control (or upon certain terminations in connection with or in anticipation of a change of control), the executive officer will be generally entitled to receive (i) the executive officer’s base salary through the date of termination plus a pro rata portion of the executive officer’s target bonus for the year in which the date of termination occurs through the date of termination, (ii) an amount equal to three times the executive officer’s annual base salary and target bonus, (iii) continued welfare benefits and perquisites for three years, and (iv) outplacement services. In addition, any unvested cash and equity long-term incentive awards or other incentive awards granted to the executive officer will immediately vest and/or be paid.

      Under the terms of the change of control agreements, the Company is responsible for paying all legal fees and expenses reasonably incurred by an executive officer in any dispute concerning the interpretation or enforcement of the agreement plus interest.

      In addition, in the event that any of the executive officers become subject to an excise tax under Section 4999 of the Code, the agreements provide for an additional payment to the executive officer such that the executive officer will be placed in the same after-tax position as if no such excise tax had been imposed.

      Employment Agreements. The Company has entered into employment agreements with Mr. Whiston, Mr. Starr, Mr. Early, Mr. Hudner, and Ms. Beery effective January 1, 2003. The agreements have three-year terms subject to automatic renewal for additional one year periods unless either party gives notice of non-renewal at least 90 days prior to the end of the term, provided that Mr. Whiston may terminate his employment at the end of the second year of the three-year term. The employment agreements provide for annual base salaries to Mr. Whiston, Mr. Starr, Mr. Early, Mr. Hudner, and Ms. Beery of $600,000, $425,000, $395,000, $350,000, and $315,000, respectively. The base salaries will be reviewed by the Compensation Committee at least annually and may be increased but not decreased by the Committee. In addition, the employment agreements provide for the payment of annual bonuses. The amount of the bonuses will depend on the Company’s operating income, performance of the funds managed by the Company, and new sales by the Company. The employment agreements also provide that the executive officers are entitled to participate in the Company’s long term incentive compensation arrangements, all other incentive plans, practices, policies and programs, and in any of the Company’s welfare benefit plans.

      In the event that the Company terminates an executive officer’s employment agreement other than for cause (as defined in the agreements), death or disability (as defined in the agreements), or if the executive officer resigns for good reason (as defined in the agreements), the Company will pay to the executive officer an amount equal to the sum of (i) the executive officer’s annual base salary through the date of termination, (ii) any unpaid annual bonus with respect to the prior fiscal year, (iii) a pro rata annual bonus for the portion of the year in which the date of termination occurs, based on the annual bonus for the prior year (provided that in the case of Mr. Whiston, sales commission actually paid will be treated as annual bonus if no annual bonus was paid for such year), and (iv) an amount equal to three times the sum of (a) the executive officer’s annual base salary and (b) annual bonus for the prior year (or in the case of Mr. Whiston, the average of sales commissions actually paid, or if no sales commissions were paid, the amount of any annual bonus paid, during the three fiscal years prior to the date of termination). The Company will also continue to provide benefits under the Company’s welfare benefit plans to the executive officer and his or her spouse and dependents for a period of three years, and any unvested incentive awards held by the executive officer as of the date of termination will vest and/or be paid in full and any stock options will remain exercisable for the remainder of their respective terms.

      Under the terms of the employment agreements, while employed by the Company and for a period of one year, or in some cases 6 months, thereafter, the executive officer will not (i) interfere with any relationship between the Company and any of its employees, consultants, agents or representatives, (ii) employ or attempt to employ or engage in any competitive business (as defined in the employment agreements), any employee, consultant, agent or representative of the Company, (iii) solicit any investment advisory or investment management client of the Company, or (iv) divert or attempt to divert from the Company any business in which the Company has been actively engaged. However, the foregoing restrictions do not apply if the executive officer’s employment with the Company is terminated (i) by the Company without cause, (ii) by the executive officer for good reason, or (iii) upon expiration of the employment period set forth in the agreement.

PERFORMANCE GRAPH

      The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of our common stock during the period beginning June 26, 2000 (the first date of trading of our common stock in conjunction with the spin-off from KCSI) through December 31, 2002, and compares it to the cumulative total return on the Standard & Poor’s (“S&P”) 500 Index and the S&P Diversified Financial Services Index. The comparison assumes a $100 investment on June 26, 2000, in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. This table is not intended to forecast future performance of our common stock.

JANUS CAPITAL GROUP INC.

JUNE 26, 2000 — DECEMBER 31, 2002

	06/26/00	09/29/00	12/29/00	03/30/01	06/29/01	09/28/01	12/31/01	03/29/02	06/28/02	09/30/02	12/31/02

Janus Capital Group Inc. (JNS)	100.00	113.36	102.77	69.89	87.45	50.81	70.93	63.82	47.43	31.45	34.06
S&P 500/Diversified Financial Services(1)	100.00	119.66	116.44	100.05	110.04	87.25	99.91	101.40	86.72	68.23	76.76
S&P 500 Index(2)	100.00	98.708	90.722	79.731	84.135	71.527	78.889	78.842	68.014	56.021	60.456

(1)	The S&P Diversified Financial Services is an index prepared by Standard and Poor’s Corporation, an independent company.

(2)	The S&P 500 is an index prepared by Standard and Poor’s Corporation. The S&P 500 Index reflects the change in weighted average market for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Introduction. The Board of Directors believes that increasing the value of the Company to its shareholders is its most important objective. In support of this objective, the Board charges the Compensation Committee with the responsibility of designing compensation packages for the Company’s executives that provide substantial incentives to increase shareholder value while enabling the Company to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the outside directors’ compensation to shareholder value through stock options.

      The Compensation Committee seeks to align the interests of the Company executives with the Board’s overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in and drivers of shareholder value. In designing those compensation packages, the Compensation Committee believes the Company’s compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if the Company achieves certain financial and business criteria.

      The Compensation Committee has used this compensation strategy with all the Company’s executive officers who the Compensation Committee identifies as especially important to the long-term success of the Company.

      To assist the Compensation Committee with its responsibilities, the Compensation Committee utilizes the expertise of one or more independent compensation consultants. In addition to advising the Compensation Committee, the compensation consultants provide the Compensation Committee with surveys of compensation levels and practices of selected industries and companies. The compensation surveys used to determine competitive market pay range focuses on investment asset management companies and mutual fund and other financial services companies deemed by the Committee and the compensation consultants to be peers of the Company. The Compensation Committee believes this broad sampling of peer companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to the Company or its operating units. The next section of this report details the compensation program for these executives during 2002.

Compensation Package Components for 2002

      Base Salary. The Compensation Committee determined the level of base salaries for all of the executives for whom the Compensation Committee had responsibility during 2002 based on competitive market practices as indicated in surveys utilized by the Compensation Committee, individual contribution and performance, level of responsibility, experience and the Company’s corporate performance. The Compensation Committee did not give any specific weighting to any of these factors.

      Stock Compensation. The key component of the Compensation Committee’s strategy was to make stock-based incentives a significant portion of the executives’ total compensation package, primarily through stock options. By using primarily stock options, the Compensation Committee sought to ensure that the executives would be fully compensated only if the Company’s shareholders also experienced an increase in the value of their investment and that any such compensation was linked directly to such increases in the Company’s stock price.

      To determine how many options to grant in connection with the compensation packages, the Compensation Committee first considered each individual’s targeted total compensation for the period in question using the compensation surveys mentioned above, including estimated potential earnings under the Company’s annual cash incentive compensation plan, if any. These amounts were then adjusted by the Compensation Committee to take into account the individual’s contribution and performance, level of responsibility, experience and the Company’s corporate performance. The Compensation Committee did not give any specific weighting to any of these factors. An option valuation model was utilized to calculate the risk-adjusted value of each stock option to determine the number of options to be awarded. Each executive’s total option grant value was intended to cover the year or years to which the grant relates and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

Compensation of the Chief Executive Officer

      Mr. Rowland’s compensation package for 2002 was based upon the same compensation strategy and utilized compensation surveys of the same types of companies used by the Compensation Committee for the other executives of the Company discussed above. Mr. Rowland’s employment agreement dated June 12, 2000, froze his annual base salary through December 31, 2002. In addition, Mr. Rowland was not entitled to participate in any of the Company’s annual cash incentive compensation plans for the years 2000, 2001 and 2002 but did participate in other benefit plans or programs of the Company generally available to executive employees.

      The Compensation Committee set Mr. Rowland’s base salary in the upper quartile of the observed base salary ranges indicated in the surveys utilized. However, because Mr. Rowland did not participate in any annual cash incentive plans, his total cash compensation was below the median of such compensation indicated in the surveys. In establishing Mr. Rowland’s base salary through December 31, 2002, the Compensation Committee considered the fact that his salary was frozen for two and one-half years and that Mr. Rowland would not participate in any annual cash incentives during that period in addition to the other factors indicated above considered for the other officers. The Compensation Committee did not give special weight to any of the factors considered.

Deductibility of Compensation

      The Compensation Committee has reviewed the potential consequences for the Company of Section 162(m) of the Code, which imposes a limit on tax deductions for annual compensation in excess of $1 million paid to certain executive officers. The Company’s policy with respect to the tax deductibility of executive compensation in excess of $1 million is to structure benefit plans in a manner that permits the deductibility of such compensation under Section 162(m) of the Code. However, the Compensation Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its shareholders and that may be based on considerations in addition to tax deductibility.

Paul F. Balser

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is responsible for monitoring (i) the integrity of the financial statements of the Company; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) the compliance by the Company with legal and regulatory requirements. We also have sole authority to appoint or replace the Company’s independent auditor. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each Audit Committee member is independent as defined by NYSE listing standards.

      Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not professionally engaged in the practice of accounting or auditing. Therefore, we have relied, without independent verification, on the information provided to us and on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and we have also relied on the representations of the independent accountants included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

      We held six meetings during 2002. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company’s independent accountants, Deloitte & Touche LLP (and PricewaterhouseCoopers LLP prior to its replacement in October 2002 by Deloitte & Touche LLP). We discussed with the Company’s internal auditors and independent accountants the overall scope and plans for their respective audits. We met with the internal and independent accountants, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls.

      We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2002, with management of the Company and Deloitte & Touche LLP.

      We also discussed with Deloitte & Touche LLP (and PricewaterhouseCoopers LLP) matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

      The Company’s independent accountants also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent accountants their independence from the Company. When considering the independence of Deloitte & Touche LLP (and PricewaterhouseCoopers LLP), we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Deloitte & Touche LLP (and PricewaterhouseCoopers LLP) for audit and non-audit services.

      Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2002, be included in the Company’s Annual Report on Form 10-K filed with the SEC.

Paul F. Balser
Steven L. Scheid
Robert Skidelsky

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      Under SEC rules, shareholders intending to present a proposal at the 2004 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Thomas A. Early, Vice President, General Counsel, Chief Corporate Affairs Officer and Secretary, Janus Capital Group Inc., 100 Fillmore Street, Denver, Colorado 80206. We must receive the proposal no later than December 5, 2003.

      Shareholders intending to present a proposal at the 2004 Annual Meeting, but not to include the proposal in our proxy statement, must comply with the requirements set forth in the Company’s Bylaws. The Bylaws require, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no more than 120 days and no less than 90 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the 2004 Annual Meeting no earlier than December 5, 2003, and no later than January 4, 2004. If the notice is received before December 5, 2003, or after January 4, 2004, it will be considered untimely and we will not be required to present it at the 2004 Annual Meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING

      Under rules recently adopted by the SEC, we are permitted to deliver a single set of any proxy statement, information statement, annual report and prospectus to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to receive a separate proxy card or voting instruction card.

      The Company is not householding this year for those shareholders who hold their shares directly in their own name. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for the Company’s annual reports, proxy statements, information statements and prospectuses for your respective accounts, then please contact us at Janus Capital Group Inc., 100 Fillmore Street, Denver, Colorado 80206, Attention: Curt Foust, Assistant Corporate Secretary, (303) 394-7623.

      This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household received a single proxy statement and annual report for this year, but you would like to receive your own copy this year, please contact us at Janus Capital Group Inc., 100 Fillmore Street, Denver, Colorado 80206, Attention: Curt Foust, Assistant Corporate Secretary, (303) 394-7623, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact ADP Investor Communication Services and inform them of your request by calling them at (800) 542-1061, or contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.

      If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

APPENDIX A

JANUS CAPITAL GROUP INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Amended and restated as of March 12, 2003

Purpose

      The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

      The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

      The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

      The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

      The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall preapprove all auditing services, permitted non-audit services and tax services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

      The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

      1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

      2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

      3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

      4. Review and discuss quarterly reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      5. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

      7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

      8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      9. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

      10. Review and evaluate the lead partner of the independent auditor team.

      11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

      12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      13. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

      14. Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

      15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

      16. Review the appointment and replacement of the senior internal auditing executive.

      17. Review the significant reports to management prepared by the internal auditing department and management’s responses.

      18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

      19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

      20. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/ foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

      21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

      23. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

JANUS CAPITAL GROUP INC.

MANAGEMENT INCENTIVE COMPENSATION PLAN

I. PURPOSE

      The Janus Capital Group Inc. Management Incentive Compensation Plan (the “Plan”) which, subject to approval by the stockholders of the Company (as defined below), shall be effective as of January 1, 2003, is designed to provide a significant and variable economic opportunity to selected officers and employees of the Company and its subsidiaries. The payments under the Plan are intended to qualify under Section 162(m)(4)(C) of the Code (as defined below) as excluded from the term “applicable employee remuneration.

II. DEFINITIONS

      (a) “Board” shall mean the Board of Directors of the Company.

      (b) “Bonus” shall mean an annual bonus award expressed as a dollar amount, as determined by the Committee and payable to a Participant pursuant to the terms of the Plan.

      (c) “Cause” means (i) “Cause” as defined in any Individual Agreement to which the Participant is a party that is then in effect, or (ii) if there is no such Individual Agreement or if it does not define “cause,” termination of the Participant’s employment by the Company or any of its subsidiaries or affiliates because of (A) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board or its representative, which specifically identifies the manner in which the Board believes that the Participant has not substantially performed the Participant’s duties; or (B) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; or (C) conviction of a felony (other than a traffic related felony) or guilty or nolo contendere plea by the Participant with respect thereto. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

      (d) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

      (e) “Committee” shall mean the Committee of the Board referred to in Article III hereof.

      (f) “Company” shall mean Janus Capital Group Inc., a Delaware corporation, and its successors.

      (g) “Determination Date” shall mean the date following the conclusion of a particular Measurement Period on which the Committee certifies whether and to what extent the applicable Performance Goals have been satisfied and determines and approves the amount of a Participant’s Bonus under the Plan.

      (h) “Disinterested Director” shall mean a director who qualifies as an “outside director” for purposes of Section 162(m) of the Code.

      (i) “Individual Agreement” shall mean a written employment, change in control, consulting or similar agreement between a Participant and the Company or one of its subsidiaries that is in full force and effect as of a relevant date.

      (j) “Measurement Period” shall have the meaning set forth in Article V hereof.

      (k) “Participant” shall mean an employee of the Company or any of its subsidiaries who is designated by the Committee and who is or is expected to be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company is expected to be entitled to a federal income tax deduction with respect to the Bonus payable hereunder and any other key employee who may be designated by the Committee as a Participant from time to time.

      (l) “Payment Date” shall mean the date or dates on or following the Determination Date on which all or a portion of a Participant’s Bonus is paid, as selected by the Committee.

      (m) “Performance Goals” shall have the meaning set forth in Article V hereof.

III. ADMINISTRATION

      The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board that is composed of not less than two Disinterested Directors, each of whom shall be appointed by and serve at the pleasure of the Board.

      In administering the Plan, the Committee may at its option employ compensation consultants, accountants and counsel and other persons to assist or render advice to the Committee, all at the expense of the Company. Any determinations made by the Committee in connection with the Plan shall be final and binding on the Company, its affiliates, subsidiaries and their respective stockholders and each Participant in the Plan.

IV. ELIGIBILITY

      The Committee shall, in its sole discretion, determine for each Measurement Period those officers and other key employees of the Company and its subsidiaries who shall be Participants in the Plan for such Measurement Period. Nothing contained in the Plan shall be construed as or be evidence of any contract of employment with any Participant for a term of any length, nor shall participation in the Plan by any Participant during any Measurement Period entitle such Participant to continued participation in the Plan during any subsequent Measurement Period.

V. DETERMINATION OF BONUSES

      (a) Establishment of Performance Goals. The Performance Goals applicable to the determination of an individual Participant’s Bonus with respect to a particular Measurement Period shall be established by the Committee, prior to the commencement of a Measurement Period (or as soon as reasonably practicable after the commencement of a Measurement Period, but in all events within the time period required by Section 162(m) of the Code).

      (b) Measurement Period. The “Measurement Period” shall be the fiscal year of the Company, unless a shorter period is otherwise selected and established in writing by the Committee at the time the Performance Goals are established with respect to a particular fiscal year or a particular Participant.

      (c) Performance Goals. The “Performance Goals” established by the Committee shall be based on one or more of the following criteria: stock price, market share, sales (gross or net), asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, net income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income, fund performance, pre-tax margin, pre-tax income and/or levels of cost savings. Performance Goals may be established in respect of the Company or any of its subsidiaries, affiliates, business units or divisions and/or the Company’s or any of its subsidiary’s, affiliate’s, business unit’s or division’s worldwide, regional or country specific operations (or any combination of the foregoing). Performance Goals shall specify whether they are to be measured relative to budgeted or other internal goals, operations, performance or results of the Company and/or any of its subsidiaries, affiliates, business units or divisions, or relative to the performance of one or more peer groups of the Company and/or any of its subsidiaries, affiliates, business units or divisions, with the composition of any such peer groups to be determined by the Committee at the time the Performance Goal is established. Performance Goals may be stated in the alternative or in combination.

      (d) Determination of Bonus. A Participant’s Bonus, if any, shall consist of a dollar amount determined by the Committee based upon the degree of attainment of the Performance Goal(s) during the relevant Measurement Period, each as established by the Committee for a Participant, and subject to written certification by the Committee that the Performance Goals have been satisfied to a particular extent and any other material terms and conditions for the earning and payment of the Bonus have been satisfied and the Committee’s right, in its sole discretion, to reduce the Bonus amount as so determined (under which circumstances the Participant shall have no right to receive the amount of such reduction even if the Performance Goals are met). Notwithstanding the foregoing sentence, the Committee may not alter the terms or conditions of any Bonus set forth in any Individual Agreement provided that such terms and conditions have been approved by the Committee, and are otherwise consistent with the provisions of Section 162(m) of the Code and the terms of the Plan. In no event shall a Bonus be paid to a Participant unless and until the Plan has been approved by the Company’s stockholders.

      (e) Payment of a Bonus. On the Determination Date of a Bonus under the Plan, the Committee shall establish the Payment Date for all or a portion of such Bonus. Bonus under the Plan shall be payable in cash. The Committee may at its option establish procedures pursuant to which Participants are permitted to defer the receipt of Bonuses payable hereunder or to elect to accept equity, including restricted shares, for some or all of such Participant’s bonus.

      (f) Maximum Bonus Payable. The maximum Bonus payable to a Participant under the Plan for any fiscal year of the Company shall be $15,000,000.

VI. TERMINATION OF EMPLOYMENT

      A Participant shall not be entitled to receive a Bonus hereunder for a particular Measurement Period, unless he or she is employed by the Company as of the end of the Measurement Period. A Participant who remains employed through the last day of the Measurement Period but whose employment is terminated by the Company prior to the Payment Date shall be entitled to receive a Bonus with respect to such Measurement Period as determined by the Committee in its sole discretion in accordance with the terms of the Plan, provided that, in no event shall a Participant whose employment is terminated by the Company for Cause be eligible to receive a Bonus under the Plan.

VII. AMENDMENT AND TERMINATION

      The Board shall have the right to amend, modify, suspend or terminate the Plan from time to time, but no such amendment, modification, suspension or termination shall, without prior approval of the Company’s stockholders, alter the business criteria on which the Performance Goals are based, increase the amount set forth in Section (f) of Article V or materially modify the requirements regarding eligibility for participation in the Plan, nor shall any such amendment, modification or termination impair, without the consent of the Participant affected, any Bonus that has been certified and approved by the Committee prior to the effective date of the amendment, modification, suspension or termination.

VIII. MISCELLANEOUS

      Bonus payments shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. Bonuses payable under the Plan shall be subject to all applicable employment and income tax withholding. No Participant or other person shall have under any circumstances any interest in any particular property or assets of the Company or its subsidiaries. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

APPENDIX C

FIRST AMENDMENT TO THE STILWELL FINANCIAL INC.

1998 LONG TERM INCENTIVE STOCK PLAN
(As Amended and Restated Effective as of May 1, 2001)

      WHEREAS, Janus Capital Group Inc. (the “Company”) is the successor to the Stilwell Financial Inc. 1998 Long Term Incentive Stock Plan (as amended and restated effective as of May 1, 2001) (the “Plan”) and wishes to amend the Plan as set forth below.

      NOW THEREFORE, pursuant to Section 15.1 of the Plan, the Plan is hereby amended as set forth below, in each case effective as of the date set forth below:

1. Effective as of the date hereof, Section 1.1 of the Plan is hereby amended by substituting “Janus Capital Group Inc.” for “Stilwell Financial Inc.” in the first sentence thereof.

2. Effective as of and subject to the receipt of the approval of the Company’s shareholders for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, Section 18.7 of the Plan is hereby amended by deleting clauses (a) through (k) and the first full paragraph after clause (k) of such Section and adding the following in place thereof:

(a) stock price;

(b) market share;

(c) sales (gross or net);

(d) asset quality;

(e) non-performing assets;

(f) earnings per share;

(g) return on equity;

(h) costs;

(i) operating income;

(j) net income;

(k) marketing-spending efficiency;

(l) return on operating assets;

(m) return on assets;

(n) core non-interest income;

(o) fund performance

(p) pre-tax margin

(q) pre-tax income; and/or

(r) levels of cost savings.

      Any of the foregoing performance measures may be applied, as determined by the Committee, in respect of the Company or any of its subsidiaries, affiliates, business units or divisions and/or the Company’s or any of its subsidiary’s, affiliate’s, business unit’s or division’s worldwide, regional or country specific operations (or any combination of the foregoing). Performance measures shall specify whether they are to be measured relative to budgeted or other internal goals, operations, performance or results of the Company and/or any of its subsidiaries, affiliates, business units or divisions, or relative to the performance of one or more peer groups of the Company and/or any of its subsidiaries, affiliates, business units or divisions, with the composition of any such peer groups to be determined by the Committee at the time the performance measure is established. Performance measures may be stated in the alternative or in combination. The Committee shall have the right but not the obligation to make adjustments to a performance measure to take into account any unusual or extraordinary events, to the extent not inconsistent with the requirements of the Performance-Based Exception.

      IN WITNESS WHEREOF, the First Amendment to the Plan has been adopted on this 12th day of March, 2003.

JANUS CAPITAL GROUP INC.

By:	/s/ LOREN M. STARR

Name: Loren M. Starr
Title: Vice President and Chief Financial Officer

STILWELL FINANCIAL INC.

1998 LONG TERM INCENTIVE STOCK PLAN

(As Amended and Restated Effective as of May 9, 2001)

ARTICLE 1

HISTORY, EFFECTIVE DATE, OBJECTIVES AND DURATION

      1.1     History. Stilwell Financial Inc., a Delaware corporation (the “Company”), has established the Stilwell Financial Inc. 1998 Long Term Incentive Stock Plan, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was originally adopted by the Board of Directors of the Company (the “Board”) and approved by the sole stockholder of the Company, Kansas City Southern Industries, Inc. (“KCSI”) and by the stockholders of KCSI on July 15, 1998, to be effective as of June 1, 1998 (the “Effective Date”). Effective August 11, 1999, Section 2.14 of the Plan was amended and the Plan was renamed; effective June 15, 2000, Sections 2.51, 5.7 and 15.1 were amended; effective January 18, 2001, Sections 2.42, 2.51 and 5.6(d) were amended; and effective May 9, 2001, Section 5.6(d) was amended. Each such time the Plan was amended, the Plan has been restated as so amended, as set forth herein.

      1.2     Objectives of the Plan. The Plan is intended to allow employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The Plan also is intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.

      1.3     Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.

ARTICLE 2

DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below:

      2.1     “Article” means an Article of the Plan.

      2.2     “Award” means Options (including Incentive Stock Options), Restricted Shares, Bonus Shares, stock appreciation rights (SARs), limited stock appreciation rights (LSARs), Performance Units or Performance Shares granted under the Plan.

      2.3     “Award Agreement” means the written agreement by which an Award shall be evidenced.

      2.4     “Board” has the meaning set forth in Section 1.1.

      2.5     “Bonus Shares” means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.

      2.6     “Cause” means, unless otherwise defined in an Award Agreement,

(a) before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee:

(1) a Grantee’s commission of a crime which, in the judgment of the Committee, resulted or is likely to result in damage or injury to the Company or a Subsidiary;

(2) the material violation by the Grantee of written policies of the Company or a Subsidiary;

(3) the habitual neglect or failure by the Grantee in the performance of his or her duties to the Company or a Subsidiary (but only if such neglect or failure is not remedied within a reasonable remedial period after Grantee’s receipt of written notice from the Company which describes such neglect or failure in reasonable detail and specifies the remedial period); or

(4) action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in material injury to the Company or a Subsidiary; and

(b) from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee:

(1) Grantee’s conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to the Company;

(2) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee’s receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

(3) the consistent gross neglect of duties or consistent wanton negligence by the Grantee in the performance of the Grantee’s duties (but only if such neglect or negligence is not remedied within a reasonable remedial period after Grantee’s receipt of written notice from the Company which describes such neglect or negligence in reasonable detail and specifies the remedial period).

      2.7     “Change of Control” means, unless otherwise defined in an Award Agreement, any one or more of the following:

(a) the acquisition or holding by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary (and other than by KCSI prior to the Spin-off Distribution), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

(b) individuals who, as of the date of the Spin-off Distribution, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least 75% of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s stockholders was approved by at least 75% of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act) or “tender offer” (as such term is used in Section 14(d) of the 1934 Act) or a proposed Extraordinary Transaction (as defined below)) shall be deemed to be a member of the Incumbent Board; or

(c) approval by the stockholders of the Company of any one or more of the following:

(1) a merger, reorganization, consolidation or similar transaction (any of the foregoing, an “Extraordinary Transaction”) with respect to which persons who were the respective beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

(2) a liquidation or dissolution of the Company, or

(3) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.

      2.8     “Change of Control Value” means the Fair Market Value of a Share on the date of a Change of Control.

      2.9     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor code

      2.10     “Committee,” “Plan Committee” and “Management Committee” have the meanings set forth in Article 3.

      2.11     “Common Stock” means the common stock, $.01 par value, of the Company.

      2.12     “Company” has the meaning set forth in Section 1.1.

      2.13     “Covered Employee” means a Grantee who, as of the date that the value of an Award is recognizable as taxable income, is one of the group of “covered employees,” within the meaning of Code Section 162(m).

      2.14     “Disability” means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, means total disability as determined for purposes of the long term disability plan of Stilwell or any Subsidiary or other employer of the Grantee and disability shall be deemed to occur for purposes of the Plan on the date such determination of disability is made.

      2.15     “Disqualifying Disposition” has the meaning set forth in Section 6.4.

      2.16     “Effective Date” has the meaning set forth in Section 1.1.

      2.17     “Eligible Person” means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability, (ii) any director of the Company or any Subsidiary and (iii) any person performing services for the Company or a Subsidiary in the capacity of a consultant. Solely for purposes of granting KCSI Substitute Options (as defined in Section 6.3), Eligible Person shall also include any person who holds a KCSI Option (as defined in Section 6.3) as of the date that a KCSI Substitute Option is granted.

      2.18     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

      2.19     “Extraordinary Transaction” has the meaning set forth in Section 2.7.

      2.20     “Fair Market Value” means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined by the Committee, as of any date, (i) the average of the high and low trading prices on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined by the Committee.

      2.21     “Freestanding SAR” means an SAR that is granted independently of any other Award.

      2.22     “Good Reason” means, unless otherwise defined in an Award Agreement, the occurrence after a Change of Control, without a Grantee’s prior written consent, of any one or more of the following:

(a) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee’s position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

(b) any relocation of the Grantee of more than 40 miles from the place where the Grantee was located at the time of the Change of Control, or

(c) a material reduction or elimination of any component of the Grantee’s rate of compensation, including (x) base salary, (y) any incentive payment or (z) benefits or prerequisites which the Grantee was receiving immediately prior to a Change of Control.

      2.23     “Grant Date” has the meaning set forth in Section 5.2.

      2.24     “Grantee” means an individual who has been granted an Award.

      2.25     “Incentive Stock Option” means an option granted under Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

      2.26     “including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

      2.27     “LSAR” means a limited stock appreciation right.

      2.28     “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

      2.29     “Minimum Consideration” means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

      2.30     “Option” means an option granted under Article 6 of the Plan.

      2.31     “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

      2.32     “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.

      2.33     “Outside Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

      2.34     “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.35     “Performance Period” has the meaning set forth in Section 9.2.

      2.36     “Performance Share” or “Performance Unit” has the meaning set forth in Article 9.

      2.37     “Period of Restriction” means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.

      2.38     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

      2.39     “Plan” has the meaning set forth in Section 1.1.

      2.40     “Required Withholding” has the meaning set forth in Article 16.

      2.41     “Restricted Shares” means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

      2.42     “Retirement” means, for any Grantee who is a director of the company or an employee, Termination of Affiliation by the Grantee upon either (i) having both attained age fifty-five (55) and completed at least ten (10) years of service with the Company or a Subsidiary or a Consolidated Subsidiary, including any years of service such employee may have had with KCSI or (ii) meeting such other requirements as may be specified by the Committee.

      2.43     “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.

      2.44     “SAR” means a stock appreciation right.

      2.45     “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

      2.46     “Section” means, unless the context otherwise requires, a Section of the Plan.

      2.47     “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

      2.48     “Share” means a share of Common Stock.

      2.49     “Spin-off Distribution” means the distribution by KCSI of at least 80% of the outstanding Shares, as a result of which the Company ceases to be a subsidiary of KCSI.

      2.50     “Strike Price” of any SAR shall equal, for any Tandem SAR (whether such Tandem SAR is granted at the same time as or after the grant of the related Option), the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.

      2.51     “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation or limited liability company, partnership or other similar entity with respect to which the Company owns, directly or indirectly, 50% (or such lesser percentage as the Committee may specify, which percentage may be changed from time to time and may be different for different entities) or more of the Voting Power of such corporation, limited liability company, partnership or other similar entity and “Consolidated Subsidiary” means a Subsidiary that is consolidated with the Company for financial reporting purposes.

      2.52     “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require cancellation of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall similarly be canceled).

      2.53     “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, director or consultant, or with respect to an individual who is an employee or director of, or consultant to, a corporation which is a Subsidiary, the first day on which such corporation ceases to be a Subsidiary.

      2.54     “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

      2.55     “Voting Power” means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

ARTICLE 3

ADMINISTRATION

      3.1     Committee

(a) Subject to Article 15, and to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan (“Plan Committee”). To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the Performance-Based Exception, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” as defined for purposes of the regulations under Code Section 162(m) and “non-employee directors” within the meaning of Rule 16b-3. The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b) The Board or the Plan Committee may appoint and delegate to another committee (“Management Committee”) any or all of the authority of the Board or the Plan Committee, as applicable, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time any such delegated authority is exercised.

(c) Any references herein to “Committee” are references to the Board, or the Plan Committee or the Management Committee, as applicable.

      3.2     Powers of Committee

      Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(a) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, Performance Unit or Performance Share, and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(b) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(c) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(d) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

(e) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (i) does not adversely affect the rights of the Grantee, or (ii) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law:

(f) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefore;

(g) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

(h) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised;

(i) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law;

(j) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

(k) to take any other action with respect to any matters relating to the Plan for which it is responsible.

      All determinations on all matters relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

ARTICLE 4

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

      4.1     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be 30,000,000, and the number of Shares for which Awards (other than KCSI Substitute Options, as defined in Section 6.3) may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards (other than KCSI Substitute Options) have previously been granted to such Grantee in the same calendar year, shall not exceed one percent (1%) of the total Shares outstanding as of such Grant Date; provided, however, that the total number of Shares for which Awards (other than KCSI Substitute Options) may be granted to any Grantee in any calendar year shall not exceed 2,000,000. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained) are withheld, applied as payment, or sold pursuant to procedures approved by the Committee and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly-issued Shares.

      4.2     Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that occurs at any time after the Spin-off Distribution affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

ARTICLE 5

ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

      5.1     Eligibility. The Committee may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

      5.2     Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.

      5.3     Maximum Term. The Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to Article 12 may, if so permitted or required by the Committee, extend more than 10 years after the Grant Date of the Award to which the deferral relates.

      5.4     Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

      5.5     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

      5.6     Termination of Affiliation. Except as otherwise provided in an Award Agreement, and subject to the provisions of Section 14.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

(a) For Cause. If a Grantee has a Termination of Affiliation for Cause, (i) the Grantee’s Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee; and (ii) any unexercised Option, LSAR or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

(b) On Account of Death or Disability. If a Grantee has a Termination of Affiliation on account of death or Disability, then:

(1) the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(2) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (i) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (ii) the Grantee’s beneficiary designated in accordance with Article 11; and

(3) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

(i) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(ii) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

(c) On Account of Retirement. If a Grantee has a Termination of Affiliation on account of Retirement, then:

(1) the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(2) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first five years after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (i) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (ii) the Grantee’s beneficiary designated in accordance with Article 11; and

(3) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation on account of Retirement shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

(i) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(ii) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

(d) Any Other Reason. If a Grantee has a Termination of Affiliation for any reason other than for Cause, death, Disability or Retirement, then:

(1) the Grantee’s Restricted Shares, to the extent forfeitable on the date of the Grantee’s Termination of Affiliation, shall be forfeited on such date;

(2) any unexercised Option or SAR, to the extent exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (i) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (ii) the Grantee’s beneficiary designated in accordance with Article 11;

(3) if such Termination of Affiliation is the result of the Grantee’s termination of employment by the Corporation or a Consolidated Subsidiary (other than for Cause), then, in addition to giving effect to the immediately preceding clause (B), the portion of any Option that was not exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (i) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (ii) the Grantee’s beneficiary designated in accordance with Article 11: and

(4) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

      5.7     Nontransferability of Awards.

(a) Except as provided in Section 5.7(C) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

(b) Except as provided in Section 5.7(C) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Grantee may transfer an Award (other than an Incentive Stock Option) to (i) a spouse, sibling, parent, child (including an adopted child) or grandchild (any of which, an “Immediate Family Member”) of the Grantee; (ii) a trust, the primary beneficiaries of which consist exclusively of the Grantee or Immediate Family Members of the Grantee; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or Immediate Family Members of the Grantee.

      5.8     Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

      5.9     Loans and Guarantees. The Committee may, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option or the purchase price of Restricted Shares, or (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or the purchase price of Restricted Shares or all or any portion of any taxes associated with the exercise of, nonforfeitability of, or payment of benefits in connection with, an Award. Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

ARTICLE 6

STOCK OPTIONS

      6.1     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without in any manner limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary.

      6.2     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

      6.3     Option Price. The Option Price of an Option under this Plan shall be determined by the Committee, and shall be equal to or more than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option that is (i) granted to a Grantee in connection with the Spin-off Distribution, (ii) associated with an option to purchase shares of stock of KCSI (“KCSI Option”) held by such Grantee immediately prior to such Spin-off Distribution, and (iii) intended to preserve for the Grantee the economic value of all or a portion of such KCSI Option (“KCSI Substitute Option”) may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date; and provided, further, that any Option that is (x) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (y) associated with an option to purchase shares of stock of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option (“Substitute Option”) may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date.

      6.4     Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an “incentive stock option” under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option shall, to the extent required by Section 422 of the Code:

(a) if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(b) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c) not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary thereof (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(d) if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during the same calendar year (“Prior Grants”) would exceed the $100,000 Limit be exercisable as follows:

(1) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as an Option which is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(e) be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(f) by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death.

      Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a “Disqualifying Disposition”), within 10 days of such Disqualifying Disposition.

      Notwithstanding the foregoing and Section 3.2(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

      6.5     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

(a) cash, personal check or wire transfer;

(b) Mature Shares, valued at their Fair Market Value on the date of exercise;

(c) Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such Share valued at the Fair Market Value of a Share on the date of exercise;

(d) subject to applicable law, pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

(e) when permitted by the Committee, payment may also be made in accordance with Section 5.9.

      If any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Option Price, a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

ARTICLE 7

STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

      7.1     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

      The Committee shall determine the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof, and, consistent with Section 7.2 and the other provisions of the Plan, the other terms and conditions pertaining to such SARs.

      7.2     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR, (i) the Tandem SAR will expire no later than the expiration of the underlying Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option.

      7.3     Payment of SAR Amount. Upon exercise of an SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) the excess of the Fair Market Value of a Share on the date of exercise over the Strike Price;

by

(b) the number of Shares with respect to which the SAR is exercised;

provided that the Committee may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Grant Date as the Committee shall specify. As determined by the Committee, the payment upon SAR exercise may be in cash, in Shares which have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

      7.4     Grant of LSARs. Subject to the terms and conditions of the Plan, LSARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. Each LSAR shall be identified with a Share subject to an Option or SAR held by the Grantee, which may include an Option or SAR previously granted under the Plan. Upon the exercise, expiration, termination, forfeiture or cancellation of the Option or SAR with which an LSAR is identified, such LSAR shall terminate.

      7.5     Exercise of LSARs. Each LSAR shall automatically be exercised upon a Change of Control which has not been approved by the Incumbent Board. The exercise of an LSAR shall result in the cancellation of the Option or SAR with which such LSAR is identified, to the extent of such exercise.

      7.6     Payment of LSAR Amount. Within 10 business days after the exercise of an LSAR, the Company shall pay to the Grantee, in cash, an amount equal to the difference between:

(a) the greatest of (i) the Change of Control Value, (ii) the Fair Market Value of a Share on the date occurring during the 180-day period immediately preceding the date of the Change of Control on which such Fair Market Value is the greatest or (c) such other valuation amount, if any, as may be determined pursuant to the provisions of the applicable Award Agreement;

minus

(b) either (i) in the case of an LSAR identified with an Option, the Option Price of such Option or (ii) in the case of an LSAR identified with an SAR, the Strike Price of such SAR.

ARTICLE 8

RESTRICTED SHARES

      8.1     Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

      8.2     Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary and/or individual), time-based restrictions on vesting, and/or restrictions under applicable securities laws.

      8.3     Consideration. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, which shall be (except with respect to Restricted Shares that are treasury shares) at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

      8.4     Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

      8.5     Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

ARTICLE 9

PERFORMANCE UNITS AND PERFORMANCE SHARES

      9.1     Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2     Value/ Performance Goals. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

      9.3     Earning of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

      9.4     Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      As determined by the Committee, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Committee, be entitled to exercise his or her voting rights with respect to such Shares.

ARTICLE 10

BONUS SHARES

      Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee. The terms of such Bonus Shares shall be set forth in the Award Agreement pertaining to the grant of the Award.

ARTICLE 11

BENEFICIARY DESIGNATION

      Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

ARTICLE 12

DEFERRALS

      The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, or the grant of Bonus Shares. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee’s Termination of Affiliation.

ARTICLE 13

RIGHTS OF EMPLOYEES/DIRECTORS/CONSULTANTS

      13.1     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee’s employment, directorship or consultancy at any time, nor confer upon any Grantee the right to continue in the employ or as a director or consultant of the Company.

      13.2     Participation. No employee, director or consultant shall have the right to be selected to receive an Award under the Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE 14

CHANGE OF CONTROL

      14.1     Change of Control. Except as otherwise provided in an Award Agreement, if a Change of Control occurs, then:

(a) the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(b) any unexercised Option or SAR, whether or not exercisable on the date of such Change of Control, shall thereupon be fully exercisable and may be exercised, in whole or in part; and

(c) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Change of Control, a cash payment equal to the product of (i) in the case of a Performance Share, the Change of Control Value or (ii) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

(1) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

(2) a percentage equal to a greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.

      14.2     Pooling of Interests Accounting. If the Committee determines, prior to a sale or merger of the Company that the Committee determines is reasonably likely to occur, that the grant or exercise of Options, SARs or LSARs would preclude the use of pooling of interests accounting (“pooling”) after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (a) make any adjustments in such Options, SARs or LSARs prior to the sale or merger that will permit pooling after the consummation of such sale or merger or (b) cause the Company to pay the benefits attributable to such Options, SARs or LSARs (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Options, SARs or LSARs and the Option Price or Strike Price applicable thereto, but also the additional value of such Options, SARs, or LSARs in excess of such spread, as determined by the Committee) in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; provided, however, no such adjustment or payment may be made that would adversely affect in any material way any such Options, SARs or LSARs without the consent of the affected Grantee.

ARTICLE 15

AMENDMENT, MODIFICATION, AND TERMINATION

      15.1     Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company’s stockholders. The Board may delegate to the Plan Committee any or all of the authority of the Board under Section 15.1 to alter, amend, suspend or terminate the Plan.

      15.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of the Performance-Based Exception.

      15.3     Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

ARTICLE 16

WITHHOLDING

      16.1     Withholding

(a) Mandatory Tax Withholding.

(1) Whenever, under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or if determined by the Committee, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (iii) any combination of the foregoing.

(2) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

(b) Elective Share Withholding.

(1) Subject to subsection 16.1(B)(2), a Grantee may elect the withholding (“Share Withholding”) by the Company of a portion of the Shares subject to an Award upon the exercise of such Award or upon Restricted Shares becoming non-forfeitable or upon making an election under Section 83(b) of the Code (each, a “Taxable Event”) having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee’s prior approval, a greater amount, not to exceed the estimated total amount of such Grantee’s tax liability with respect to the Taxable Event.

(2) Each Share Withholding election shall be subject to the following conditions:

(i) any Grantee’s election shall be subject to the Committee’s discretion to revoke the Grantee’s right to elect Share Withholding at any time before the Grantee’s election if the Committee has reserved the right to do so in the Award Agreement;

(ii) the Grantee’s election must be made before the date (the “Tax Date”) on which the amount of tax to be withheld is determined; and

(iii) the Grantee’s election shall be irrevocable.

      16.2     Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

ARTICLE 17

SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

ARTICLE 18

ADDITIONAL PROVISIONS

      18.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

      18.2     Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

      18.3     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

      18.4     Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

      18.5     No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted

Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.

      18.6     Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

      18.7     Performance Measures. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 18.7, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

(a) Earnings (either in the aggregate or on a per-share basis);

(b) Net income (before or after taxes);

(c) Operating income;

(d) Cash flow;

(e) Return measures (including return on assets, equity, or sales);

(f) Earnings before or after either, or any combination of, taxes, interest or depreciation and amortization;

(g) Gross revenues;

(h) Share price (including growth measures and stockholder return or attainment by the Shares of a specified value for a specified period of time);

(i) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

(j) Net economic value; or

(k) Market share.

      Any of the foregoing performance measures may be applied, as determined by the Committee, on the basis of the Company as a whole, or in respect of any one or more Subsidiaries or divisions of the Company or any part of a Subsidiary or division of the Company that is specified by the Committee.

      The Committee may adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward without the approval of the Company’s stockholders (the Committee may adjust such Awards downward).

      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

      18.8     Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

April 3, 2003

Dear Shareholder:

     We cordially invite you to attend the annual meeting of shareholders of Janus Capital Group Inc., which will be held at the Hyatt Regency Hotel, 1750 Welton Street, Denver, Colorado, on Thursday, May 8, 2003 at 10:00 a.m.

     At the meeting, you will be asked to vote on proposals to elect three directors, approve a performance-based management incentive compensation plan, approve performance measures under a long term incentive stock plan, ratify the appointment of our accountants, and consider other business as may properly come before the meeting.

     Enclosed is a notice of the annual meeting, Proxy Statement and a proxy card, along with a copy of our Annual Report for the 2002 fiscal year.

     We encourage you to read the enclosed Proxy Statement and vote promptly. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

Very truly yours,

-s- LANDON H. ROWLAND Landon H. Rowland Chairman of the Board

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

JANUS CAPITAL GROUP INC.

PROXY

     This proxy confers discretionary authority as described and may be revoked in the manner described in the proxy statement dated April 3, 2003, receipt of which is hereby acknowledged.

Signature Date , 2003

Signature Date , 2003
Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in- fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:

☐ Will attend ☐ Will not attend

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

JANUS CAPITAL GROUP INC.

PROXY

     This proxy is solicited by the Board of Directors. Mark B. Whiston, Landon H. Rowland, and James P. Craig, III, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Janus Capital Group Inc. entitled to be voted by the shareholder(s) signing this proxy at the Annual Meeting of Shareholders to be held on May 8, 2003, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. If no choice is specified, such proxies will vote “For” the nominees named hereon and “For” proposals 2, 3 and 4.

1.	Election of three directors. Nominees: Robert N. Burt, Landon H. Rowland, and Steven L. Scheid

☐	FOR all nominees except those indicated below:

☐	WITHHOLD AUTHORITY to vote for the nominees.

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Plan as amended.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

April 3, 2003

Dear DST Systems, Inc. ESOP Participant:

     Enclosed is your voting instruction card in connection with Janus Capital Group Inc.’s 2003 Annual Meeting of Shareholders to be held on Thursday, May 8, 2003 which instructs UMB Bank, N.A., as Trustee of the Employee Stock Ownership Plan of DST Systems, Inc. (the “DST ESOP”), how to vote the shares of Janus Capital Group Inc. common stock allocated to your account under the DST ESOP.

     Your card should be returned directly to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience and before May 6, 2003.

     Regardless of how you choose to vote, your instruction is confidential. Janus Capital Group Inc. and DST Systems, Inc. will not have access to any information concerning any participant’s voting instruction.

     Please note that the number of shares you may vote is the number of shares allocated to your account on March 11, 2003, the record date for the vote. This number of shares does not reflect additions and distributions since March 11, 2003.

-s- MIKE RYAN Mike Ryan Senior Vice President Employee Benefits UMB Bank, N.A.

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A., AS TRUSTEE UNDER THE
EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.

Signature Date , 2003 Please sign exactly as name appears.

(Continued on other side)

Janus Capital Group Inc.

Annual Meeting of Shareholders

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

     The 2003 Annual Meeting will be held at the Hyatt Regency Hotel, 1750 Welton Street, Denver, Colorado, on Thursday, May 8, 2003, at 10:00 a.m. to:

1.	Elect three directors to the Board of Directors for three-year terms;

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan;

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan as amended;

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants; and

5.	Transact such other business as may properly come before the meeting.

The record date for determining shareholders entitled to vote at the Annual Meeting was the close of business on March 11, 2003. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A., AS TRUSTEE UNDER
THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Janus Capital Group Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Shareholders to be held on May 8, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: Robert N. Burt, Landon H. Rowland, and Steven L. Scheid

☐	FOR all nominees except those indicated below:

☐	WITHHOLD AUTHORITY to vote for the nominees.

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Plan as amended.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the DST ESOP participants.

April 3, 2003

Dear Kansas City Southern Industries, Inc. ESOP Participant:

     Enclosed is your voting instruction card in connection with Janus Capital Group Inc.’s 2003 Annual Meeting of Shareholders to be held on Thursday, May 8, 2003 which instructs Nationwide Trust Company, as Trustee of the Employee Stock Ownership Plan of Kansas City Southern Industries, Inc. (the “KCSI ESOP”), how to vote the shares of Janus Capital Group Inc. common stock allocated to your account under the KCSI ESOP.

     Your card should be returned directly to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience and before May 6, 2003.

     Regardless of how you choose to vote, your instruction is confidential. Janus Capital Group Inc. and Kansas City Southern Industries, Inc. will not have access to any information concerning any participant’s voting instruction.

     Please note that the number of shares you may vote is the number of shares allocated to your account on March 11, 2003, the record date for the vote. This number of shares does not reflect additions and distributions since March 11, 2003. Nationwide Trust Company is responsible for voting the shares as it was the Trustee on March 11, 2003.

Nationwide Trust Company 98 San Jacinto Boulevard, Suite 1100 Austin, Texas 78701

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS
TRUSTEE UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY
SOUTHERN INDUSTRIES, INC.

Signature Date , 2003 Please sign exactly as name appears.

(Continued on other side)

Janus Capital Group Inc.

Annual Meeting of Shareholders

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

     The 2003 Annual Meeting will be held at the Hyatt Regency Hotel, 1750 Welton Street, Denver, Colorado, on Thursday, May 8, 2003, at 10:00 a.m. to:

1.	Elect three directors to the Board of Directors for three-year terms;

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan;

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan as amended;

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants; and

5.	Transact such other business as may properly come before the meeting.

The record date for determining shareholders entitled to vote at the Annual Meeting was the close of business on March 11, 2003. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN INDUSTRIES, INC.

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Janus Capital Group Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Shareholders to be held on May 8, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: Robert N. Burt, Landon H. Rowland, and Steven L. Scheid

☐	FOR all nominees except those indicated below:

☐	WITHHOLD AUTHORITY to vote for the nominees.

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Plan as amended.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the KCSI ESOP participants.

April 3, 2003

Dear Janus Capital Group Inc. ESOP Participant:

     Enclosed is your voting instruction card in connection with Janus Capital Group Inc.’s 2003 Annual Meeting of Shareholders to be held on Thursday, May 8, 2003 which instructs The Charles Schwab Trust Company, as Trustee of the Janus Capital Group Inc. 401(k), Profit Sharing and Employee Stock Ownership Plan (the “Janus ESOP”), how to vote the shares of Janus Capital Group Inc. common stock allocated to your account under the Janus ESOP.

     Your card should be returned directly to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience and before May 6, 2003.

     Regardless of how you choose to vote, your instruction is confidential. Janus Capital Group Inc. will not have access to any information concerning any participant’s voting instruction.

     Please note that the number of shares you may vote is the number of shares allocated to your account on March 11, 2003, the record date for the vote. This number of shares does not reflect additions or distributions since March 11, 2003.

The Charles Schwab Trust Company 425 Market Street, 7th Floor San Francisco, California 94015

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO THE CHARLES SCHWAB TRUST
COMPANY AS TRUSTEE OF THE JANUS CAPITAL GROUP INC. 401(K), PROFIT SHARING
AND EMPLOYEE STOCK OWNERSHIP PLAN

Signature Date , 2003 Please sign exactly as name appears.

(Continued on other side)

Janus Capital Group Inc.

Annual Meeting of Shareholders

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

     The 2003 Annual Meeting will be held at the Hyatt Regency Hotel, 1750 Welton Street, Denver, Colorado, on Thursday, May 8, 2003, at 10:00 a.m. to:

1.	Elect three directors to the Board of Directors for three-year terms;

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan;

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan as amended;

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants; and

5.	Transact such other business as may properly come before the meeting.

The record date for determining shareholders entitled to vote at the Annual Meeting was the close of business on March 11, 2003. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

CONFIDENTIAL VOTING INSTRUCTIONS TO THE CHARLES SCHWAB TRUST COMPANY AS TRUSTEE OF THE JANUS CAPITAL GROUP INC. 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Janus Capital Group Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Shareholders to be held on May 8, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: Robert N. Burt, Landon H. Rowland, and Steven L. Scheid

☐	FOR all nominees except those indicated below:

☐	WITHHOLD AUTHORITY to vote for the nominees.

2.	Approve the Janus Capital Group Inc. Management Incentive Compensation Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approve performance measures under the Janus Capital Group Inc. 1998 Long Term Incentive Plan as amended.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the JANUS ESOP participants.